Exhibit 10.3
SECURITY AGREEMENT
Dated January 5, 2009
From
The Grantors referred to herein
as Grantors
to
Wachovia Bank, National Association
as Administrative Agent

T A B L E  O F  C O N T E N T S

Schedules

Schedule I	-	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule II	-	Tradenames
Schedule III	-	Changes in Name, Location, Etc.
Schedule IV	-	Locations of Inventory

Exhibits

Exhibit A	-	Form of Security Agreement Supplement

ii

SECURITY AGREEMENT
          SECURITY AGREEMENT dated January 5, 2009 made by Jones Apparel Group USA, Inc., a Delaware corporation (the “Borrower”), Jones Retail Corporation, Nine West Footwear Corporation and certain subsidiaries of the Credit Parties (as defined in the 2005 Credit Agreement referred to below) listed on the signature pages hereof (the Credit Parties and the subsidiaries so listed being, collectively, the “Grantors”), to Wachovia Bank, National Association, as agent (the “Administrative Agent”) for the Secured Parties (as defined in the 2005 Credit Agreement referred to below).
          PRELIMINARY STATEMENTS.
          (1) Reference is made to the Amended and Restated Credit Agreement dated as of May 16, 2005, as amended by Amendment No. 1 dated as of July 27, 2007, Amendment No. 2 dated as of June 6, 2008 and as further amended and restated by Amendment No. 3 dated as of January 5, 2009 (as amended and restated, the “2005 Credit Agreement”) among Jones Apparel Group USA, Inc. (formerly known as Kasper, Ltd.), a Delaware corporation, as the Borrower, the Additional Obligors, the Lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the Lenders.
          (2) The Borrower has requested changes and modifications (the “Amendment”) to the 2005 Credit Agreement. It is a condition precedent to the effectiveness of the Amendment that the Grantors shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the Additional Secured Agreements.
          (3) Terms defined in the 2005 Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the 2005 Credit Agreement. Further, unless otherwise defined in this Agreement or in the 2005 Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.
          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to consent to the Amendment, to continue to perform under the existing Additional Secured Agreements and to enter into the Additional Secured Agreements, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:
          Section 1. Grant of Security. Subject to the proviso to this Section 1, each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such

Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
     (a) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);
     (b) all accounts, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, being the “Receivables,” and any and all such supporting obligations, security agreements, Liens, leases, letters of credit and other contracts being the “Related Contracts”);
     (c) to the extent constituting proceeds of the Collateral described in clauses (a) and (b) of this Section 1, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments, documents, deposit accounts, letter-of-credit rights, general intangibles and other obligations of any kind, all investment property in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner from the proceeds of Receivables or Related Contracts, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;
     (d) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and
     (e) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (d) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral,
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provided, that, notwithstanding any of the foregoing to the contrary, for so long as any notes or other debt securities are outstanding under the Indenture, with respect to each Grantor that is a Restricted Party (as defined in the Indenture), the Collateral shall not include any property of such Restricted Party which, pursuant to the Indenture, would require such Grantor to grant Liens in favor of the Trustee (as defined in the Indenture) to equally and ratably secure any of the notes or other debt securities issued pursuant to the Indenture.
          Section 2. Security for Obligations. (a) This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents and all obligations of such Grantor or any of its Affiliates now or hereafter existing under the Additional Secured Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise, provided, that, with respect to the Grantors that are Restricted Parties, in no event shall the aggregate amount of obligations secured by the Collateral of such Grantors exceed the amounts permitted to be secured by Liens granted by such Grantors without the requirement to equally and ratably secure any of the notes or other debt securities issued pursuant to the Indenture (all such obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents and the Additional Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Credit Party.
          (b) Each Grantor, and by its acceptance of this Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agreement and the obligations of each Grantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the obligations of each Grantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Grantors hereby irrevocably agree that the obligations of each Grantor under this Agreement at any time shall be limited to the maximum amount as will result in the Secured Obligations of such Grantor not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 6.01(f) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
          Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including, without limitation, the Related Contracts and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, any other Loan Document or any Additional Secured Agreement, nor
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shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
          Section 4. Representations and Warranties. Each Grantor represents and warrants as follows:
     (a) Such Grantor’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule I hereto. Such Grantor has no trade names other than as listed on Schedule II hereto. Within the five years preceding the date hereof, such Grantor has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as set forth in Schedule III hereto.
     (b) Such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and those permitted under Section 11.3 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents and the Additional Secured Agreements or in connection with Liens permitted under Section 11.3 of the Credit Agreement.
     (c) All of the Inventory of such Grantor is located at the places specified therefor in Schedule IV hereto or at another location as to which such Grantor has complied with the requirements of Section 6(a). Such Grantor has exclusive possession and control of its Inventory, other than Inventory stored at any leased premises or warehouse as to which such Grantor has complied with the requirements of Section 6(d).
     (d) None of the Receivables are evidenced by a promissory note or other instrument that has not been delivered to the Administrative Agent.
     (e) This Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by such Grantor, securing the payment of the Secured Obligations. The Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent pursuant to clause (a) of this Section 4 (or specified by notice from the Borrower to the Administrative Agent after the date hereof in the case of filings, recordings or registrations required in the future), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions.
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     (f) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder, except for the filing of financing and continuation statements under the UCC described in clause (e) above, which financing statements have been duly filed and are in full force and effect, or (iii) the exercise by the Administrative Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.
     (g) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.
          Section 5. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action necessary or that the Administrative Agent may reasonably request, in order to perfect and reasonably maintain any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; and (iii) deliver to the Administrative Agent evidence that all other actions that the Administrative Agent may deem reasonably necessary in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.
          (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all of the inventory and accounts receivable (or words of similar effect) of such Grantor. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail.
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          Section 6. As to Inventory. (a) Each Grantor will keep its Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 4(c) or, upon 30 days’ prior written notice to the Administrative Agent, at such other places designated by such Grantor in such notice.
          (b) Each Grantor will promptly furnish to the Administrative Agent a statement respecting any loss or damage exceeding $5,000,000 per occurrence to any of its Inventory.
          (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Inventory, except to the extent payment thereof is not required by Section 9.5 of the 2005 Credit Agreement. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.
          (d) With respect to leased premises or warehouses at which Inventory with a net book value of greater than $500,000 is stored, at Borrower’s expense, each Grantor will use commercially reasonable efforts to obtain a landlord’s or warehouseman’s agreement, in form and substance reasonably satisfactory to the Administrative Agent, as duly executed and delivered by the applicable landlord or warehouseman within 30 days after the date hereof or such later date as Administrative Agent may specify in its discretion.
          Section 7. Insurance. Each Grantor will, at its own expense, maintain insurance with respect to its Inventory in accordance with the requirements of Section 9.3 of the Credit Agreement.
          Section 8. Post-Closing Changes; Collections on Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 4(a) of this Agreement without first giving at least 30 days’ prior written notice to the Administrative Agent and taking all action required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Related Contracts, and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Administrative Agent of such organizational identification number.
          (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor in respect of the Receivables and under the Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s direction, will take) such action as such Grantor or the Administrative Agent may deem necessary to enforce collection of the Receivables and Related Contracts; provided, however, that the Administrative Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors in respect of any Receivables and under any Related Contracts of the assignment of such Receivables and
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Related Contracts to the Administrative Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) and if any Event of Default shall have occurred and be continuing, applied as provided in Section 13(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any obligor thereof or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment of any Receivables or amount due under any Related Contracts to any other indebtedness or obligations of the obligor thereof.
          Section 9. Transfers and Other Liens. Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the 2005 Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the 2005 Credit Agreement.
          Section 10. Administrative Agent Appointed Attorney in Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent may reasonably request to accomplish the purposes of this Agreement, including, without limitation:
     (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 7,
     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and
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     (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Administrative Agent with respect to any of the Collateral.
          Section 11. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 14.
          Section 12. The Administrative Agent’s Duties. (a) The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
          (b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term “Administrative Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.
          Section 13. Remedies. If any Event of Default shall have occurred and be continuing:
     (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC and also may: (i)
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require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision, in respect of the Receivables, the Related Contracts and the other Collateral, and (B) exercise all other rights and remedies with respect to the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 14) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:
     (i) first, paid to the Administrative Agent for any amounts then owing to the Administrative Agent pursuant to Section 14.2 of the 2005 Credit Agreement or otherwise under the Loan Documents; and
     (ii) second, ratably paid to the other Secured Parties for the Secured Obligations.
     Any surplus of such cash or cash proceeds held by or on the behalf of the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be promptly paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.
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     (c) All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).
          Section 14. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.
          (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.
          Section 15. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
          (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.
          Section 16. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or otherwise delivered or (ii) by electronic mail (if
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electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Borrower or the Administrative Agent, addressed to it at its address specified in the 2005 Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed, sent by electronic mail or otherwise, be effective when deposited in the mails, delivered to the telegraph company, telecopied, confirmed by telex answerback, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Administrative Agent shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.
          Section 17. Continuing Security Interest; Assignments under the 2005 Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Credit Termination Date and (iii) the termination or expiration of all Letters of Credit, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the 2005 Credit Agreement (including, without limitation, all or any portion of its Revolving Credit Commitment, the Revolving Credit Loans owing to it and the Revolving Credit Note (or Notes), if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 14.10 of the 2005 Credit Agreement.
          Section 18. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents in form and substance reasonably satisfactory to the Administrative Agent as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in
Jones Apparel
Security Agreement

accordance with Section 2.3 of the 2005 Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Administrative Agent when and as required under Section 2.3 of the 2005 Credit Agreement.
          (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Credit Termination Date and (iii) the termination or expiration of all Letters of Credit, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          Section 19. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other obligations of any other Grantor under or in respect of the Loan Documents and the Additional Secured Agreements, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Grantor or whether such Grantor or any other Grantor is joined in any such action or actions. All rights of the Administrative Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document, any Additional Secured Agreement or any other agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other obligations of any other Credit Party under or in respect of the Loan Documents, the Additional Secured Agreements or any other amendment or waiver of or any consent to any departure from any Loan Document or Additional Secured Agreement including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Credit Party or any of its Subsidiaries or otherwise;
     (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
     (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other obligations of any other Grantor under or in respect of the Loan Documents, the Additional Secured Agreements or any other assets of any Credit Party or any of its Subsidiaries;
     (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;
Jones Apparel
Security Agreement

     (f) any failure of any Secured Party to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);
     (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or
     (h) any other circumstance (other than release of such Grantor pursuant to Section 18, but including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.
          Section 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.
          Section 21. Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) Each of the parties hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each of the parties hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any other party hereto in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 16. Nothing in this Section 21 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by Applicable Law or affect the right of any of the parties hereto to bring any action or proceeding against any other party hereto or its properties in the courts of any other jurisdictions.
          (c) EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES IT IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY JUDICIAL PROCEEDING, ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF,
Jones Apparel
Security Agreement

CONNECTED WITH OR RELATING TO THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.
[signatures appear on the following pages]
Jones Apparel
Security Agreement

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:	ENERGIE KNITWEAR, INC.

1441 Broadway
New York, New York 10018	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President & Assistant Secretary

Address for Notices:	JONES APPAREL GROUP USA, INC.

180 Rittenhouse Circle
Bristol, Pennsylvania 19007	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Treasurer

Address for Notices:	JONES INVESTMENT CO. INC.

1007 Orange Street, Suite 225
Wilmington, Delaware 19801	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President/Finance, Treasurer and Assistant Secretary

Address for Notices:	JONES JEANSWEAR GROUP, INC.

1441 Broadway
New York, New York 10018	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President & Assistant
Secretary

Address for Notices:	JONES RETAIL CORPORATION

180 Rittenhouse Circle
Bristol, Pennsylvania 19007	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President & Treasurer
[signature page]
Jones Apparel
Security Agreement

Address for Notices:	L.E.I. GROUP, INC.

1441 Broadway
New York, New York 10018	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President & Assistant
Secretary

Address for Notices:	NINE WEST DEVELOPMENT CORPORATION

1007 Orange Street, Suite 225
Wilmington, Delaware 19801	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Vice President/Finance, Treasurer and Assistant
Secretary

Address for Notices:	NINE WEST FOOTWEAR CORPORATION

1129 Westchester Avenue
White Plains, New York 10604	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Treasurer

Address for Notices:	VICTORIA + CO LTD.

10 New Road
East Providence, RI 02916	By	/s/ Joseph T. Donnalley

Name: Joseph T. Donnalley
Title: Assistant Secretary
[signature page]
Jones Apparel
Security Agreement

Accepted and agreed as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Director

[signature page]
Jones Apparel
Security Agreement

Schedule I to the
Security Agreement
LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL
IDENTIFICATION NUMBER

		Chief
		Executive	Type of	Jurisdiction of	Organizational
Grantor	Location	Office	Organization	Organization	I.D. No.
Energie Knitwear, Inc.		1441 Broadway, New York, New York 10018	Corporation	Delaware	4631626

Jones Apparel Group USA, Inc.		180 Rittenhouse Circle, Bristol, Pennsylvania 19007	Corporation	Delaware	2725401

Jones Investment Co. Inc.		1007 Orange Street, Suite 225, Wilmington, Delaware 19801	Corporation	Delaware	2266760

Jones Jeanswear Group, Inc.		1441 Broadway, New York, New York 10018	Corporation	New York	N/A

Jones Retail Corporation		180 Rittenhouse Circle, Bristol, Pennsylvania 19007	Corporation	New Jersey	0100200097

L.E.I. Group, Inc.		1441 Broadway, New York, New York 10018	Corporation	Delaware	4631625

Nine West Development Corporation		1007 Orange Street, Suite 225, Wilmington, Delaware 19801	Corporation	Delaware	2646190

Nine West Footwear Corporation		1129 Westchester Avenue, White Plains, New York 10604	Corporation	Delaware	2362947

Victoria + Co Ltd.		10 New Road, East Providence, RI 02916	Corporation	Rhode Island	000088864
Schedule I to the
Jones Apparel
Security Agreement

Schedule II to the
Security Agreement
Trade Names

Grantor	Names
JNY Blue
Jones Apparel Group Canada, LP	Jones New York Factory Store
Jones New York

Jones Apparel Group USA, Inc.	Jones Apparel Group USA (DE), Inc. (New York only)

Jones Jeanswear Group, Inc.	Energie
Erika
Anne Klein
Anne Klein New York
AK Anne Klein
Banister Shoe
Banister Shoe Studio
Banister/Easy Spirit
Bandolino
Banister Shoe
e
Enzo Angiolini
Easy Spirit
Easy Spirit Outlet
Jones New York
Jones New York Woman
Jones New York Sport
Jones New York Factory Stores

Jones Retail Corporation	Jones New York Country
Jones New York Company Store
Jones New York Country/Sport
Jones New York Sport Factory Stores
Jones New York Mens & Womens Suits
Jones New York The Executive Suite
Jones New York Factory Finale
Kasper
Nine West
Nine West Apparel
Nine West Lifestyle
Nine West Outlet
NW Clearance
Nine West Clearance
Rena Rowan
Shoe Woo
The Napier Factory Store

Schedule II to the
Jones Apparel
Security Agreement

Schedule III to the
Security Agreement
CHANGES IN NAME, LOCATION, ETC.

			Changed Chief	Changed		Changed
	Changed	Changed	Executive	Type of	Changed	Organizational
Grantor	Names	Location	Office	Organization	Jurisdiction	I.D. No.
Energie Knitwear, Inc.

Jones Apparel Group USA, Inc.	1/23/2004: Kasper A.S.L., Ltd. changed its name to Kasper, Ltd.				Delaware

1/1/2007: Jones Apparel Group USA, Inc. (a PA corporation) merged into Kasper, Ltd., which thereupon changed its name to Jones Apparel Group USA, Inc.

Jones Investment Co. Inc.			10/20/2006: moved from 200 West Ninth Street Plaza, Suite 700, Wilmington, Delaware 19801 to 1007 Orange Street, Suite 225, Wilmington, Delaware 19801

Jones Jeanswear	1/6/2005:
Group, Inc.	Norton McNaughton of Squire, Inc. changed its name to McNaughton Apparel Group Inc.

5/27/2008:
McNaughton Apparel Group Inc. changed its name to Jones Jeanswear Group, Inc.

Jones Retail Corporation

L.E.I. Group, Inc.
Schedule III to the
Jones Apparel
Security Agreement

			Changed Chief	Changed		Changed
	Changed	Changed	Executive	Type of	Changed	Organizational
Grantor	Names	Location	Office	Organization	Jurisdiction	I.D. No.
Nine West Development Corporation			10/20/2006: moved from 200 West Ninth Street Plaza, Suite 700, Wilmington, Delaware 19801 to 1007 Orange Street, Suite 225, Wilmington, Delaware 19801

Nine West Footwear Corporation

Victoria + Co Ltd.
Jones Apparel
Security Agreement

2

Schedule IV to the
Security Agreement
LOCATION OF INVENTORY
[See Attached.]
Schedule IV to the
Jones Apparel
Security Agreement

Jones Apparel Group, Inc.
Warehouse/Distribution Center Locations with Wholesale Inventory
As of 12/22/08

1.	1245 Forest Parkway	Leased
West Deptford, NJ 08066

2.	1250 Forest Parkway	Leased
West Deptford, NJ 08066

3.	10 New Road	Leased
East Providence, RI 02916

4.	99 Motivation Drive	Leased
Lawrenceburg, TN 38464

5.	2350 W.O. Smith Drive	Leased
Lawrenceburg, TN 38464

6.	11891 Alameda Avenue	Leased
Socorro, TX 79927

7.	170 Butts Street	Leased
South Hill, VA 23970

8.	Gilbert West	Third-Party Logistics Warehouse
6725 Kimbell Avenue
Chino, CA 91710

9.	Gilbert West	Third-Party Logistics Warehouse
15835 San Antonio Avenue
Chino, CA 91710

10.	Gilbert East	Third-Party Logistics
1000 Industrial Avenue
Keasbey, NJ 08832

11.	338 Applewood Crest	Leased
Vaughan, Ontario L4K 4B4

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
02505510007	0007	Prime Outlets - San Marcos	7/23/1993	7/31/2010	Active	SAN MARCOS FTY STORES @ WACHOV
02569810015	0015	Designer Outlet Gallery	8/30/1989	12/31/2009	Active	SECAUCUS OUTLET CENTER LLC
02569810016	0016	Prime Outlets - Birch Run	2/10/1992	11/30/2011	Active	BIRCH RUN OUTLETS II LLC
02569810017	0017	Prime Outlets - Kenosha	10/14/1989	12/31/2015	Active	PRIME OUTLETS AT PLEASANT PRAI
02569810018	0018	Kittery Premium Outlets	9/8/1989	4/30/2015	Active	KITTERY PREMIUM OUTLETS LLC
02569810019	0019	Liberty Village Premium Outlet	3/3/1990	3/31/2011	Active	CPG PARTNERS L.P.
02569810020	0020	Gilroy Premium Outlets	5/5/1990	9/30/2016	Active	GILROY PREMIUM OUTLETS LLC
02569810020	0020	Gilroy Premium Outlets	5/5/1990	9/30/2016	Active	GILROY PREMIUM OUTLETS LLC
02569810021	0021	Prime Outlets - Burlington	9/18/1996	9/30/2011	Active	THE OUTLET SHOPPES AT BURLINGT
02569810025	0025	Aurora Farms Premium Outlets	5/5/1990	3/31/2012	Active	CPG PARTNERS L.P.
02569810026	0026	Prime Outlets - Queenstown	8/9/1990	11/30/2011	Active	SECOND HORIZON GROUP LP
02569810027	0027	Prime Outlets - Perryville	8/18/1990	1/31/2009	Month-to-Month	SHOPS AT PERRYVILLE LLC
02569810028	0028	Prime Outlets - Williamsburg	5/9/1997	8/31/2009	Active	WILLIAMSBURG OUTLETS LLC
02569810030	0030	Silverthorne Factory Stores	6/17/1996	8/31/2013	Active	CRAIG REALTY GROUP SILVERTHORN
03093120030	0030	Silverthorne Factory Stores	6/17/1996	8/31/2013	Active	CRAIG REALTY GROUP SILVERTHORN
02569810031	0031	Desert Hills Premium Outlets	11/16/1990	8/31/2012	Active	CPG PARTNERS L.P.
02569810033	0033	The Crossings Premium Outlets	3/6/1996	12/31/2011	Active	CHELSEA POCONO FINANCE, LLC
02569810035	0035	Lighthouse Place Prem. Outlets	7/12/1991	1/31/2010	Active	LIGHTHOUSE PLACE PREMIUM OUTLE
02569810037	0037	Craig Realty Group Hillsboro	1/25/1992	1/31/2009	Month-to-Month	CRAIG REALTY GROUP--HILLSBORO
03069510037	0037	Prime Outlets - Hillsboro	1/25/1992	1/31/2009	Month-to-Month	CRAIG REALTY GROUP--HILLSBORO
02569810040	0040	Prime Outlets - Ellenton	10/3/1991	2/29/2012	Active	GULF COAST FTY SHOPS LP/WACHOV
02569810042	0042	Prime Outlets - Naples	12/31/1991	12/31/2009	Active	CORAL ISLE FTY SHOPS LP/WACHOV
02569810043	0043	Prime Outlets - San Marcos	2/21/1996	3/31/2018	Active	SAN MARCOS FTY STORES @ WACHOV
02569810052	0052	Osage Beach Premium Outlets	5/7/1993	4/30/2014	Active	CPG PARTNERS L.P.
02502110053	0053	Jones New York	4/22/1992	2/28/2011	Active	EDWARD M. PAUL
02569810057	0057	Rockvale Square	9/3/1993	5/31/2010	Active	ROCKVALE OUTLETS
02569810058	0058	Lake George Plaza	5/19/1992	10/31/2010	Active	LAKE GEORGE PLAZA LLC, C/O GRE
02569810066	0066	Silver Sands Factory Outlet	8/12/1992	7/31/2013	Active	SILVER SANDS JOINT VENTURE PAR
02569810068	0068	Prime Outlets - Calhoun	6/29/1996	6/30/2013	Active	CALHOUN OUTLETS LLC C/O WACHOV
02502510077	0077	Fresh Market Shoppes	7/27/1993	9/30/2010	Active	WRI-SRP HILTON HEAD LLC
02569810099	0099	Santa Fe Factory Stores	11/22/1993	5/31/2010	Active	FASHION OUTLETS OF SANTA FE LL
03095420101	0101	Stamford Towne Center	8/23/1983	1/31/2010	Active	STAMFORD TOWN CENTER
02569810212	0212	Prime Outlets - Fremont	3/30/1994	12/31/2011	Active	THE OUTLET SHOPPES AT FREMONT
02569810220	0220	Tanger Center - Riverhead	7/1/1994	7/31/2009	Active	TANGER PROPERTIES LP
02569810224	0224	Prime Outlets - Grove City	8/19/1994	8/31/2011	Active	GROVE CITY FTRY SHOPS LP & WAC
02569810232	0232	Tanger Center - Vero Beach	10/23/1994	1/31/2009	Active	VERO FASHION OUTLETS LLC
02569810237	0237	Prime Outlets - Pismo Beach	11/23/1994	12/31/2013	Active	PRIME OUTLETS @ PISMO BEACH LL

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
02569810243	0243	The Outlets at Hershey	10/15/1994	10/31/2009	Active	FSH ASSOCIATES, L.P.
02569810245	0245	Napa Premium Outlets	11/16/1994	4/30/2013	Active	CHELSEA FINANCING PARTNERSHIP,
02569810270	0270	Waterloo Premium Outlets	4/7/1995	4/30/2012	Active	WATERLOO PREMIUM OUTLETS LLC
02569810272	0272	Penn’s Purchase Factory Outlet	5/20/1995	5/19/2010	Active	PENN’S PURCHASE FACTORY OUTLET
02569810276	0276	Circle Factory Outlet Center	4/15/1995	4/30/2010	Active	CIRCLE FACTORY OUTLET LLC
02569810284	0284	Tanger Outlet - Rehoboth Beach	6/16/1995	6/30/2013	Active	COROC/REHOBOTH I LLC
02569810295	0295	Tanger Center - Sanibel	12/16/1995	1/31/2013	Active	TANGER PROPERTIES LP
02501910296	0296	Woodbury Commons Premium Outle	9/9/1995	8/31/2013	Active	CPG PARTNERS L.P.
02501910305	0305	Prime Outlets - Birch Run	9/15/1995	1/31/2013	Active	BIRCH RUN OUTLETS II LLC
02501910306	0306	Liberty Village Premium Outlet	3/9/1996	12/31/2010	Active	CPG PARTNERS L.P.
02569810309	0309	N. Georgia Premium Outlets	5/4/1996	5/31/2009	Active	CPG PARTNERS L.P.
02569810312	0312	Clinton Crossing Premium Outle	8/16/1996	8/31/2016	Active	CPG PARTNERS L.P.
02502510315	0315	Liberty Village Premium Outlet	4/25/1996	3/31/2012	Active	CPG PARTNERS L.P.
02502510316	0316	Circle Factory Outlet Center	4/11/1996	4/30/2009	Active	CIRCLE FACTORY OUTLET LLC
02501910320	0320	Silverthorne Factory Stores	7/26/1996	11/30/2010	Active	CRAIG REALTY GROUP SILVERTHORN
02502510328	0328	Penn’s Purchase Factory Outlet	7/25/1996	5/31/2010	Active	PENN’S PURCHASE FACTORY OUTLET
02502510329	0329	Tanger Center - Riverhead	7/4/1996	7/31/2014	Active	TANGER PROPERTIES LP
02501910338	0338	Gilroy Premium Outlets	10/31/1996	1/31/2017	Active	GILROY PREMIUM OUTLETS LLC
02501910338	0338	Gilroy Premium Outlets	10/31/1996	1/31/2017	Active	GILROY PREMIUM OUTLETS LLC
02569810340	0340	Prime Outlet - Gaffney	10/18/1996	12/31/2010	Active	GAFFNEY OUTLETS LLC
02569810355	0355	Lakes Region Factory Stores	4/30/1997	4/30/2017	Active	COROC/LAKES REGION LLC
02501910356	0356	Hilton Head Factory Stores	5/2/1997	1/31/2010	Active	COROC/HILTON HEAD I LLC
02569810358	0358	Prime Outlets - Lee	5/22/1997	6/30/2009	Active	LEE OUTLETS LLC
02501910359	0359	Prime Outlets - Lee	5/22/1997	5/31/2009	Active	LEE OUTLETS LLC
02502510365	0365	Oak Creek Factory Outlets	12/15/1992	12/31/2012	Active	OAKCREEK LTD LLC
02569810369	0369	Fancy Fair Mall	5/22/1997	3/31/2012	Active	FANCY FAIR
02569810373	0373	Tanger Outlet - Myrtle Beach	11/15/2002	1/31/2010	Active	COROC/MYRTLE BEACH LLC
02501910377	0377	The Outlets at Hershey	8/1/1997	1/31/2013	Active	FSH ASSOCIATES, L.P.
02569710381	0381	Jackson Outlet Village	7/5/1997	7/31/2009	Active	CPG PARTNERS L.P.
02569810392	0392	Seaside Factory Outlet Center	8/2/1997	12/31/2013	Active	NORTHWEST CAPITAL INVESTMENT G
03095420403	0403	Baybrook Mall	7/2/1984	12/31/2012	Active	BAYBROOK MALL LP-0403
02569810406	0406	Prime Outlets - Hagerstown	9/15/2005	9/30/2010	Active	OUTLET VILLAGE OF HAGERSTOWN L
02569610408	0408	Tanger Center - Kensington	3/2/1998	3/31/2013	Active	TANGER PROPERTIES LIMITED PART
02569710410	0410	Las Vegas Outlet Center	3/13/1998	1/31/2012	Active	CHELSEA LAS VEGAS HOLDINGS LLC
02501910411	0411	Jones New York Country	5/24/1998	5/31/2010	Active	ANGIE PETROS
02501910413	0413	Factory Stores at Lincoln City	5/22/1998	12/31/2013	Active	COROC/LINCOLN CITY LLC
02569810414	0414	Viejas Outlet Center	5/8/1998	12/31/2011	Active	VIEJAS OUTLET CENTER
02569610416	0416	Potomac Mills	5/5/1998	1/31/2011	Active	MALL AT POTOMAC MILLS LLC
02569810421	0421	St. Augustine Factory Outlets	7/31/1999	7/31/2009	Active	LVP ST AUGUSTINE OUTLETS LLC
02569610425	0425	Designer Place	5/4/1998	2/22/2022	Active	VF OUTLET INC.

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
02569610426	0426	Wrentham Premium Outlets	3/3/1998	10/31/2017	Active	CPG PARTNERS L.P.
02501910427	0427	Carlsbad Premium Outlets	6/6/1998	6/30/2016	Active	CPG CARLSBAD HOLDINGS LLC
02569610444	0444	Leesburg Corner Premium Outlet	10/22/1998	1/31/2016	Active	CPG PARTNERS L.P.
02569610447	0447	Camarillo Premium Outlets	2/24/1995	2/28/2015	Active	CPG PARTNERS L.P.
02569610448	0448	Great Lakes Crossing	11/12/1998	1/31/2010	Active	TAUBMAN AUBURN HILLS ASSOCIATE
02569810450	0450	Woodburn Company Stores	7/25/1999	7/31/2010	Active	CRAIG REALTY GROUP-WOODBURN LL
02569610453	0453	Albertville Premium Outlets	4/18/2000	4/30/2010	Active	CPG PARTNERS L.P.
02501910456	0456	Gettysburg Village Factory Sto	10/1/2000	1/31/2010	Active	GETTYSBURG OUTLET CENTER LP
02501910462	0462	Arundel Mills	11/17/2000	1/1/2011	Active	ARUNDEL MILLS SHOPPING CTR
02569810463	0463	Concord Mills	3/24/2001	3/31/2011	Active	CONCORD MILLS SHOPPING MALL
02569810464	0464	St. Helena Premium Outlets	9/8/2001	6/30/2011	Active	ST. HELENA OUTLET PARTNERS L.P
02569610467	0467	Petaluma Village Premium Outle	6/24/2001	6/30/2011	Active	CPG PARTNERS L.P.
02569810468	0468	Carlsbad Company Stores	4/1/2002	3/31/2012	Active	CPG CARLSBAD HOLDINGS LLC
02569810471	0471	Orlando Premium Outlets	11/30/2001	11/30/2011	Active	CHELSEA ORLANDO DEVELOPMENT, L
02569810473	0473	Olde Lafayette Village	3/23/2002	12/31/2012	Active	OLDE LAFAYETTE VILLAGE
02569610474	0474	Allen Premium Outlets	3/23/2002	3/31/2012	Active	CHELSEA ALLEN DEVELOPMENT, L.P
02569810475	0475	Vacaville Premium Outlets	4/17/2003	4/30/2013	Active	CPG FINANCE II, LLC
02569810476	0476	Prime Outlets - Lebanon	4/10/1998	1/31/2012	Active	PRIME OUTLETS @ LEBANON LP/WAC
02569810477	0477	Jones New York Building	8/1/1993	8/31/2015	Active	JYN RETAIL CORP.
02569810478	0478	Denney Block	8/21/1989	9/30/2009	Active	THE DENNEY BLOCK LLC
02569810479	0479	Hampshire Self Storage	10/1/2007	10/31/2009	Active	HAMPSHIRE SELF STORAGE - CENTR
02569810479	0479	Woodbury Commons Premium Outle	3/25/1989	8/31/2010	Active	CPG PARTNERS L.P.
02501910480	0480	Desert Hills Premium Outlets	9/16/1995	11/30/2012	Active	CPG PARTNERS L.P.
02569810481	0481	Tanger Center - Gonzales	2/14/1998	1/31/2012	Active	TANGER PROPERTIES LP
02569810482	0482	Edinburgh Premium Outlet	4/18/1998	4/30/2011	Active	CPG PARTNERS L.P.
02569810484	0484	Las Vegas Premium Outlets	8/1/2003	8/31/2013	Active	SIMON/CHELSEA LAS VEGAS DEVELO
02501910488	0488	Sands Shopping Center	9/9/2003	9/30/2013	Active	G & L BUILDING CORP.
02569810493	0493	Tanger Center - Myrtle Beach	5/21/2004	5/31/2014	Active	TWMB ASSOCIATES, LLC
03002110494	0494	Seattle Premium Outlets	5/5/2005	5/31/2015	Active	CPG PARTNERS L.P.
02569610498	0498	Cape Cod Factory Mall	6/25/2004	12/31/2008	Active	HIGH ROCK FACTORY OUTLET ROAD
03069810499	0499	Chicago Premium Outlets	12/10/2004	11/30/2014	Active	SIMONCHELSEA DEVEL LLC
03069810505	0505	CPG Tinton Falls Urban Renewal	9/12/2008	1/31/2019	Active	TINTON FALLS PREMIUM OUTLETS
03069810506	0506	Philadelphia Premium Outlets	9/10/2007	1/31/2018	Active	CHELSEA LIMERICK HOLDINGS LLC
03069810507	0507	Round Rock Premium Outlets	6/1/2006	8/31/2016	Active	CPG ROUND ROCK L.P.
03069810508	0508	Grapevine Mills	12/16/2004	12/31/2009	Active	GRAPEVINE MILLS SHOPPING CTR
03069810510	0510	Jones New York	12/22/2004	12/31/2009	Active	FULLIN BROTHERS LAND COMPANY
03001910511	0511	Miromar Outlets	5/12/2005	5/31/2010	Active	MIROMAR OUTLET WEST, LLC
03069810512	0512	Tanger Outlet Center	8/4/2006	8/31/2011	Active	TANGER PROPERTIES LP
03069810513	0513	Rio Grande Outlets	9/7/2006	11/30/2016	Active	CPG MERCEDES L.P.
03069810514	0514	Fashion Outlets - Niagara	7/18/2005	7/31/2010	Active	FASHION OUTLET OF NIAGARA FALL

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03069810515	0515	Valley Mall Shopping Center	11/1/2005	9/30/2015	Active	VALLEY & PLAINFIELD ASSOCIATES
03069810516	0516	The Citadel	1/8/2006	1/31/2011	Active	CRAIG REALTY GROUP - CITADEL L
03069810517	0517	Sam Moon Shopping Center	11/4/2005	11/30/2010	Active	MOON VENTURES LTD
03069810518	0518	Tanger-Wisconsin Dell	7/28/2006	7/31/2011	Active	TANGER WISCONSIN DELLS, LLC
03069810520	0520	Tanger Outlet Center - Foley	3/20/2006	4/30/2011	Active	COROC/RIVIERA LLC
03069810521	0521	Festival Bay	8/21/2006	8/31/2011	Active	BT ORLANDO LIMITED PARTNERSHIP
03069810522	0522	Columbia Gorge Factory Stores	3/1/2006	5/31/2016	Active	CHELSEA FINANCING PARTNERSHIP,
03069810523	0523	Colorado Mills	11/20/2006	11/30/2009	Active	COLORADO MILLS MALL LP
03069810524	0524	The Outlet Shoppes at El Paso	8/13/2007	10/31/2012	Active	EL PASO OUTLET CENTER LLC
03069810525	0525	The Mall At The Source	11/22/2006	1/31/2017	Active	W&S ASSOCIATES L.P.
03069810526	0526	Pleasant Valley	7/10/2006	7/31/2016	Active	KIMCO REALTY CORP
03069810527	0527	Riverpoint Shopping Center	10/12/2006	10/31/2011	Active	RIVERPOINT SC SPRINGING
03069810530	0530	Tanger Outlets-The Arches	10/23/2008	10/31/2013	Active	DEER PARK ENTERPRISE LLC
03069810533	0533	Winter Garden Village	5/31/2007	1/31/2018	Active	COLE MT WINTER GARDEN FL LLC
03002110534	0534	Sam Moon	5/21/2007	4/30/2012	Active	SM CENTER WOODLANDS LTD.
03069810535	0535	The Forum at Olympia Parkway	5/23/2007	1/31/2018	Active	S.A. DEVELOPMENT COMPANY L.P.
03069810536	0536	Johnson Creek Premium Outlets	4/11/2007	1/31/2012	Active	CPG PARTNERS L.P.
03069810537	0537	Pine Island Marketplace	2/9/2008	1/31/2018	Active	CAPE CORAL LAND DEVELOPMENT LL
03069810538	0538	5401 West Oak Ridge Road	8/1/2007	1/31/2018	Active	ORLANDO OUTLET WORLD
03069810539	0539	The Walk	6/25/2007	6/30/2017	Active	ATLANTIC CITY ASSOCIATES NUMBE
03069810540	0540	The Arboretum	3/16/2007	1/31/2018	Active	ARBORETUM JOINT VENTURE
03069810541	0541	Lincoln Square	4/30/2007	1/31/2018	Active	LINCOLN SQUARE MALL LTD
03069810543	0543	Shops at Pembroke Gardens	8/27/2007	1/31/2018	Active	AD PEMBROKE LAND COMPANY LLC
03069810544	0544	Carolina Premium Outlets	9/5/2007	1/31/2018	Active	CPG FINANCE I, LLC - 6738
03069810545	0545	Houston Premium Outlets	3/27/2008	1/31/2019	Active	HOUSTON PREMIUM OUTLETS
03069810546	0546	Tanger Outlets-Pittsburg	8/29/2008	8/31/2013	Active	TANGER PROPERTIES LP
03069810547	0547	Prime Outlets at Gulfport	3/5/2008	3/31/2018	Active	GULFPORT FACTORY SHOPS LP
03069810548	0548	Tanger OUtlets - Locust Grove	10/19/2007	10/31/2012	Active	TANGER PROPERTIES LP
03069810554	0554	Portchester Shopping Center	2/26/2005	2/28/2015	Active	AVR-PORTCHESTER LLC
03069810556	0556	Factory Merchants - Branson	12/16/2004	11/30/2009	Active	CPG PARTNERS L.P.
03069810557	0557	Horizon Outlet Center	5/6/2004	5/31/2009	Active	PRE/TULARE LLC
03069810559	0559	Tanger Outlet Center	7/21/2008	7/31/2018	Active	TANGER PROPERTIES LTD.
03069810560	0560	Kimco Realty Corporation	8/22/2008	1/31/2019	Active	KIMCO NORTH TRUST II
03069810566	0566	700 Terminal Tower	10/31/2008	1/31/2014	Active	FOREST CITY COMMERCIAL MGMT IN
02617610602	0602	Liberty Village Premium Outlet	11/21/1999	12/31/2012	Active	CPG PARTNERS L.P.
02617610603	0603	Woodbury Commons Premium Outle	11/21/1986	12/31/2012	Active	CPG PARTNERS L.P.
02617610604	0604	Designer Outlet Gallery	11/21/1999	12/31/2009	Active	SECAUCUS OUTLET CENTER LLC
02617610605	0605	Desert Hills Premium Outlets	11/21/1999	12/31/2012	Active	CPG PARTNERS L.P.
02617610606	0606	Prime Outlets - San Marcos	11/21/1999	1/31/2012	Active	SAN MARCOS FTY STORES @ WACHOV
02617610607	0607	Clinton Crossing Premium Outle	11/21/1999	12/31/2012	Active	CPG PARTNERS L.P.

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
02617610608	0608	Waikele Premium Outlets	11/21/1999	12/31/2012	Active	CPG PARTNERS L.P.
02617610609	0609	Orlando Premium Outlets	9/2/2000	12/30/2012	Active	CHELSEA ORLANDO DEVELOPMENT, L
02617610611	0611	Tanger Center - Riverhead	8/17/2002	1/31/2013	Active	TANGER FACTORY OUTLET CENTER
02617610640	0640	Tanger Center - Kensington	10/25/2003	1/31/2011	Active	TANGER FACTORY OUTLET CENTER
02617610647	0647	Potomac Mills	9/30/2004	12/31/2010	Active	MALL AT POTOMAC MILLS LLC
03017610649	0649	Prime Outlets - Williamsburg	1/14/2005	1/31/2012	Active	WILLIAMSBURG OUTLETS LLC
02617610651	0651	Guam Factory Outlet	7/30/2004	7/31/2009	Active	GPO DELAWARE LLC
02617610653	0653	Highridge Plaza	11/15/2004	1/31/2009	S	NESHER LLP
03017610654	0654	Lighthouse Place Premium Outle	6/1/2005	6/30/2015	Active	LIGHTHOUSE PLACE PREMIUM OUTLE
03017610656	0656	Philadelphia Premium Outlets	9/10/2007	1/31/2018	Active	CHELSEA LIMERICK HOLDINGS LLC
03017610657	0657	Round Rock Premium Outlets	6/1/2006	8/31/2016	Active	CPG ROUND ROCK L.P.
03017610658	0658	Kittery Premium Outlets	2/22/2005	3/31/2015	Active	KITTERY PREMIUM OUTLETS LLC
03017610659	0659	Silverthorne Factory Stores	3/17/2005	3/31/2010	Active	CRAIG REALTY GROUP SILVERTHORN
03017610660	0660	Citadel Outlets Shopping Ctr	8/19/2005	9/30/2010	Active	CRAIG REALTY GROUP - CITADEL L
03017610661	0661	Gilroy Premium Outlets	12/3/2004	12/31/2014	Active	GILROY PREMIUM OUTLETS LLC
03017610662	0662	Great Mall of the Bay Area	11/26/2004	12/31/2009	Active	THE GREAT MALL AT MILPITAS
03017610663	0663	Camarillo Premium Outlets	9/28/1995	9/30/2015	Active	CPG PARTNERS L.P.
03017610665	0665	Leesburg Corner Premium Outlet	12/9/2000	12/31/2010	Active	CPG PARTNERS L.P.
03017610667	0667	Tanger Center - Rehoboth Beach	2/14/2005	3/31/2010	Active	COROC/REHOBOTH I LLC
03017610668	0668	Prime Outlets - Hagerstown	3/3/2005	3/31/2010	Active	OUTLET VILLAGE OF HAGERSTOWN L
03017610669	0669	Denny Block	4/13/2005	4/30/2010	Active	THE DENNY BLOCK LLC
03017610670	0670	Tanger Center - Myrtle Beach	2/7/2005	3/31/2010	Active	TWMB ASSOCIATES
03017610671	0671	Tanger Outlet - Foley	11/4/2005	11/30/2010	Active	COROC/RIVIERA LLC
03017610672	0672	Rio Grande Outlets	9/18/2006	11/30/2016	Active	CPG MERCEDES L.P.
03017610674	0674	Shops at Las Americas	5/20/2005	5/31/2010	Active	CHELSEA SAN DIEGO FINANCE LLC
03017610675	0675	N. Georgia Premium Outlets	5/1/2005	6/30/2015	Active	CPG PARTNERS L.P.
03017610676	0676	Allen Premium Outlets	11/17/2000	11/30/2010	Active	CHELSEA ALLEN DEVELOPMENT, L.P
03017610677	0677	Fashion Outlets - Niagara	7/18/2005	10/31/2010	Active	FASHION OUTLETS OF NIAGARA FAL
03017610680	0680	Sawgrass Mills	10/30/2006	11/30/2016	Active	SAWGRASS MILLS SHOPPING MALL
03017610681	0681	Carlsbad Premium Outlet	6/6/1998	6/30/2016	Active	CPG CARLSBAD HOLDINGS LLC
03017610682	0682	Anne Klein	5/24/1998	5/31/2010	Active	ANGIE PETROS
03017610683	0683	Prime Outlets - Lee	5/22/1997	5/31/2009	Active	LEE OUTLETS LLC
03017610684	0684	Wrentham Village Outlets	10/20/1997	10/31/2017	Active	CPG PARTNERS L.P.
03017610685	0685	The Crossings Premium Outlets	5/10/1996	1/31/2011	Active	CHELSEA POCONO FINANCE, LLC
03017610686	0686	Concord Mills	6/5/2006	12/31/2016	Active	CONCORD MILLS SHOPPING MALL
03017610687	0687	Tanger Outlet Center	8/4/2006	8/31/2011	Active	TANGER PROPERTIES LP
03017610688	0688	Tanger Outlets-The Arches	10/23/2008	10/31/2013	Active	DEER PARK ENTERPRISE LLC
03017610689	0689	The Outlet Shoppes at El Paso	8/13/2007	1/31/2013	Active	EL PASO OUTLET CENTER LLC
03017610690	0690	Las Vegas Premium Outlet	7/17/2007	1/31/2018	Active	SIMON/CHELSEA LAS VEGAS DEVELO
03017610693	0693	Vacaville Premium Outlets	8/10/2005	9/30/2015	Active	CPG FINANCE II, LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03017610694	0694	Edinburgh Premium Outlets	10/19/2005	10/31/2015	Active	CPG PARTNERS L.P.
03017610695	0695	Tanger Factory Outlets	4/5/2005	4/30/2010	Active	COROC/HILTON HEAD I LLC
03017610696	0696	Winter Garden Village	5/31/2007	1/31/2018	Active	COLE MT WINTER GARDEN FL LLC
03017610697	0697	Sam Moon	5/21/2007	4/30/2012	Active	SM CENTER WOODLANDS LTD.
03017610698	0698	Prime Outlets- Birch Run	9/15/1995	1/31/2013	Active	BIRCH RUN OUTLETS II LLC
03095420701	0701	Washington Street	7/27/1984	1/31/2016	Active	25 EAST WASHINGTON ASSOC., LP
02616310703	0703	Prime Outlets - Williamsburg	2/2/2004	12/31/2011	Active	WILLIAMSBURG OUTLETS LLC
02616310705	0705	Hilton Head Factory Strs. 1, S	7/15/1995	10/31/2010	Active	RR HILTON HEAD
02616310706	0706	Prime Outlets - Ellenton	7/15/1995	5/31/2012	Active	GULF COAST FTY SHOPS LP/WACHOV
02616310707	0707	Sawgrass Mills Center	7/15/1995	3/31/2017	Active	SAWGRASS MILLS SHOPPING MALL
02616310708	0708	Tanger Outlet - Foley	7/15/1995	3/31/2010	Active	COROC/RIVIERA LLC
02616310709	0709	Tanger Center - Gonzales	7/15/1995	12/31/2013	Active	FACTORY FACTORY OUTLET CENTER
02616310710	0710	Gainesville Factory Shops	7/15/1995	1/31/2009	Month-to-Month	C U BUSINESS PARNTERS LLC
02616310711	0711	Prime Outlets - San Marcos	7/15/1995	5/31/2009	Active	SAN MARCOS FTY STORES @ WACHOV
02616310712	0712	Lake Elsinore Outlet Center	7/19/1995	2/28/2009	Active	CASTLE & COOKE LAKE ELSINORE C
02616310713	0713	Las Vegas Outlet Center	7/19/1995	8/31/2013	Active	E.J. FINANCIAL ENTERPRISES LLC
02616310714	0714	Craig Realty Group Hillsboro	7/27/1995	6/30/2009	Active	CRAIG REALTY GROUP--HILLSBORO
02616310715	0715	Franklin Mills	11/24/1995	12/31/2009	Active	FRANKLIN MILLS ASSOCIATES LP
02616310717	0717	Potomac Mills	4/13/1996	3/31/2013	Active	MALL AT POTOMAC MILLS LLC
02616310719	0719	N. Georgia Premium Outlets	5/11/1996	12/31/2012	Active	CPG PARTNERS L.P.
02616310720	0720	Edinburgh Premium Outlet	5/23/1996	12/31/2012	Active	CPG PARTNERS L.P.
02616310721	0721	Gilroy Premium Outlets	5/24/1996	12/31/2012	Active	GILROY PREMIUM OUTLETS LLC
02616310722	0722	Woodbury Commons Prem. Outlets	7/25/1996	12/31/2012	Active	CPG PARTNERS L.P.
02616310723	0723	Clinton Crossing Premium Outle	8/16/1996	12/31/2012	Active	CPG PARTNERS L.P.
02616310724	0724	Rockvale Square	10/4/1996	1/31/2013	Active	ROCKVALE OUTLETS
02616310725	0725	The Outlets at Vero Beach	10/12/1996	10/31/2009	Active	VERO FASHION OUTLETS LLC
02616310726	0726	Camarillo Premium Outlets	11/7/1996	12/31/2012	Active	CPG PARTNERS L.P.
02616310727	0727	Prime Outlet	11/8/1996	11/30/2010	Active	GAFFNEY OUTLETS LLC
02616310728	0728	Ontario Mills	11/14/1996	12/31/2012	Active	ONTARIO MILLS LP
02616310729	0729	Tanger Center - Kensington	11/15/1996	11/30/2011	Active	TANGER FACTORY OUTLET CENTER
02616310730	0730	Prime Outlets - Grove City	11/15/1996	11/30/2009	Active	GROVE CITY FTRY SHOPS LP & WAC
02616310731	0731	VF Desginer Place	4/5/1997	2/22/2022	Active	VF OUTLET INC.
02616310732	0732	Waterloo Premium Outlets	4/25/1997	12/31/2012	Active	WATERLOO PREMIUM OUTLETS LLC
02616310733	0733	Jackson Outlet Village	4/26/1997	4/30/2009	Active	CPG PARTNERS L.P.
02616310734	0734	Prime Outlets	5/3/1997	8/31/2017	Active	ORLANDO OUTLET OWNER LLC
02616310735	0735	Lighthouse Place Premium Outle	5/17/1997	12/31/2012	Active	LIGHTHOUSE PLACE PREMIUM OUTLE
02616310736	0736	Tanger Center - Riverhead	5/23/1997	6/30/2010	Active	TANGER FACTORY OUTLET CENTER
02616310736	0736	Tanger Center - Riverhead	5/23/1997	6/30/2010	Active	TANGER FACTORY OUTLET CENTER
02616310737	0737	Tanger Center - Five Oaks	9/22/1997	6/30/2012	Active	TANGER FACTORY OUTLET CENTER
02616310737	0737	Tanger Factory Outlet Center	9/22/1997	6/30/2012	Active	TANGER FACTORY OUTLET CENTER

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
02616310738	0738	Prime Outlets - Birch Run	10/4/1997	10/31/2009	Active	BIRCH RUN OUTLETS II LLC
02616310739	0739	Tanger Center - Commerce	10/10/1997	10/31/2010	Active	TANGER FACTORY OUTLET CENTER
02616310740	0740	The Crossings Premium Outlets	10/11/1997	10/31/2011	Active	CHELSEA POCONO FINANCE, LLC
02616310741	0741	Folsom Premium Outlets	4/10/1998	12/31/2012	Active	CHELSEA FINANCING PARTNERSHIP,
02616310742	0742	Prime Outlets - Lebanon	4/17/1998	4/30/2013	Active	PRIME OUTLETS @ LEBANON LP/WAC
02616310743	0743	Wrentham Premium Outlets	5/2/1998	12/31/2012	Active	CPG PARTNERS L.P.
02616310744	0744	Prime Outlets - Lee	5/23/1998	6/30/2009	Active	LEE OUTLETS LLC
02616310745	0745	St. Augustine Premium Outlets	5/30/1998	5/31/2010	Active	CPG PARTNERS L.P.
02616310746	0746	Tanger Center - Blowing Rock	6/3/1998	6/30/2011	Active	TANGER FACTORY OUTLET CENTER
02616310747	0747	Prime Outlets - Hagerstown	8/7/1998	1/31/2014	Active	OUTLET VILLAGE OF HAGERSTOWN L
02616310748	0748	Leesburg Corner Premium Outlet	10/9/1998	12/31/2012	Active	CPG PARTNERS L.P.
02616310750	0750	Liberty Village Premium Outlet	3/9/1996	12/31/2010	Active	CPG PARTNERS L.P.
02616310751	0751	Silver Sands Factory Outlet	5/30/1999	5/31/2009	Active	SILVER SANDS JV PARTNERS II PR
02616310752	0752	Prime Outlets - Queenstown	7/2/1999	7/31/2013	Active	SECOND HORIZON GROUP LP
02616310753	0753	Concord Mills	9/17/1999	9/30/2011	Active	CONCORD MILLS SHOPPING MALL
02616310754	0754	Carolina Premium Outlets	10/31/1999	12/31/2012	Active	CPG FINANCE I, LLC - 6738
02616310755	0755	Carlsbad Company Stores	12/12/1999	12/31/2011	Active	CPG CARLSBAD HOLDINGS LLC
02616310756	0756	The Outlets at Hershey	4/14/2000	4/30/2010	Active	FSH ASSOCIATES L.P.
02616310757	0757	Great Lakes Crossing	7/8/2000	6/30/2010	Active	TAUBMAN AUBURN HILLS ASSOC.
02616310758	0758	Desert Hills Premium Outlets	8/19/2000	12/31/2012	Active	CPG PARTNERS L.P.
02616310759	0759	Arundel Mills	11/17/2000	1/1/2014	Active	ARUNDEL MILLS SHOPPING CENTER
02616310760	0760	Tanger Center - Locust Grove	2/15/2003	2/28/2013	Active	TANGER FACTORY OUTLET CENTER
02616310762	0762	Allen Premium Outlets	3/21/2003	3/31/2013	Active	CHELSEA ALLEN DEVELOPMENT, L.P
02616310764	0764	Tanger Center - Myrtle Beach	5/23/2003	5/31/2013	Active	T.W.M.B. ASSOCIATES LLC
02616310765	0765	Discover Mills	7/19/2003	12/31/2010	Active	DISCOVER MILLS SHOPPING CTR
02616310766	0766	Northest Enterprise Inc	7/19/2003	1/31/2012	Active	NORTHEAST ENTERPRISES INC
02616310767	0767	Prime Outlets - Gulfport	7/9/2003	7/31/2013	Active	PRIME OUTLETS AT GULFPORT
02616310768	0768	Jersey Gardens Mall	7/26/2003	7/31/2009	Active	JG ELIZABETH LLC
02616310770	0770	Kasper	9/20/2003	9/30/2013	Active	ROXVILLE ASSOCIATES
02616310771	0771	Prime Outlets- Kenosha	7/9/2003	1/31/2010	Active	PRIME OUTLETS AT PLEASANT PRAI
02616310795	0795	Route 146 Millbury	5/7/2004	5/31/2014	Active	ROUTE 146 MILLBURY, LLC
02616310796	0796	Chicago Premium Outlets	5/19/2004	5/31/2014	Active	SIMONCHELSEA DEVEL LLC
02616310797	0797	Horizon Outlet Center	5/6/2004	5/31/2009	Active	PRE/TULARE LLC
02616310798	0798	Lake George Plaza	6/28/1997	6/30/2012	Active	LAKE GEORGE PLAZA LLC, C/O GRE
02616310799	0799	Lake Buena Vista Factory Store	5/27/2004	5/27/2009	Active	LAKE BUENA VISTA JOINT VENTURE
02616310800	0800	Crossville Premium Outlets	11/11/2004	11/30/2009	Active	CPG FINANCE II, LLC
02616310815	0815	Secaucus Outlet Center LLC	11/24/2004	11/30/2009	Active	SECAUCUS OUTLET CENTER LLC
03016310816	0816	Factory Merchants Branson	12/16/2004	11/30/2009	Active	CPG PARTNERS L.P.
03016310818	0818	Philadelphia Premium Outlets	9/10/2007	1/31/2018	Active	CHELSEA LIMERICK HOLDINGS LLC
03016310819	0819	Round Rock Premium Outlets	6/1/2006	8/31/2016	Active	CPG ROUND ROCK L.P.

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03016310820	0820	Grapevine Mills	11/26/2004	12/31/2009	Active	GRAPEVINE MILLS SHOPPING CTR
03016310821	0821	Katy Mills	12/19/2004	5/31/2009	Active	KATY MILLS SHOPPING MALL
03016310823	0823	Portchester Shopping Center	2/26/2005	2/28/2015	Active	AVR-PORTCHESTER LLC
03016310824	0824	The Maine Outlets	3/4/2005	3/31/2010	Active	CPG KITTERY HOLDINGS LLC
03016310825	0825	Tanger Outlet Center	8/4/2006	8/31/2011	Active	TANGER PROPERTIES LP
03016310826	0826	Festival Bay	7/29/2006	8/31/2011	Active	BT ORLANDO LIMITED PARTNERSHIP
03016310827	0827	Silverthorne Factory Outlet	7/26/1996	11/30/2010	Active	CRAIG REALTY GROUP SILVERTHORN
03016310828	0828	Tanger Outlets-The Arches	10/23/2008	10/31/2013	Active	DEER PARK ENTERPRISE LLC
03016310829	0829	Rio Grande Outlets	9/18/2006	11/30/2016	Active	CPG MERCEDES L.P.
03016310830	0830	Town Center North	5/15/2007	1/31/2018	Active	WOLFORD DEVELOPMENT INC.
03016310831	0831	The Outlet Shoppes at El Paso	7/9/2007	10/31/2012	Active	EL PASO OUTLET CENTER LLC
03016310832	0832	Houston Premium Outlets	3/27/2008	1/31/2019	Active	HOUSTON PREMIUM OUTLETS
03016310833	0833	Tanger Outlets-Pittsburg	8/29/2008	8/31/2013	Active	TANGER PROPERTIES LP
03016310838	0838	Miromar Outlets	11/1/2008	5/31/2010	Active	MIROMAR OUTLET WEST LLC
03016310841	0841	Jersey Shore Premium Outlets	9/12/2008	1/31/2019	Active	TINTON FALLS PREMIUM OUTLETS
03068310904	0904	Tanger Center - Hilton Head	4/5/2005	4/30/2010	Active	COROC/HILTON HEAD I LLC
03068310907	0907	Lighthouse Place Premium Outle	7/26/1997	7/31/2011	Active	LIGHTHOUSE PLACE PREMIUM OUTLE
03068310909	0909	Wrentham Premium Outlets	10/20/1997	10/31/2017	Active	CPG PARTNERS L.P.
03068310911	0911	Edinburgh Premium Outlets	10/19/2005	10/31/2015	Active	CPG PARTNERS L.P.
03068310915	0915	Vacaville Premium Outlets	8/10/2005	9/30/2015	Active	CPG FINANCE II, LLC
03068310917	0917	Prime Outlets- Hagerstown	9/15/2005	9/30/2010	Active	OUTLET VILLAGE OF HAGERSTOWN L
03068310918	0918	Allen Premium Outlets	11/11/2005	11/30/2015	Active	CHELSEA ALLEN DEVELOPMENT, L.P
02569410920	0920	Jones New York	5/28/1999	6/30/2009	Active	130 PRINCE ASSOCIATES LLC
03068310922	0922	Rockvale Square	5/4/2006	5/30/2011	Active	ROCKVALE OUTLETS
03068320925	0925	Colonial Pinnacle Turkey Creek	4/12/2006	4/30/2016	Active	PARKSIDE DRIVE LLC
03017611002	1002	Sam Moon	6/4/2007	7/31/2012	Active	MOON VENTURES LTD
03017611003	1003	St. Augustine Premium Outlets	7/21/2008	1/31/2019	Active	CPG PARTNERS LP
03017611004	1004	The Outlets at Hershey	8/1/1997	1/31/2013	Active	FSH ASSOCIATES, L.P.
03017611005	1005	Chicago Premium Outlets	9/11/2007	1/31/2018	Active	SIMONCHELSEA DEVEL LLC
03017611006	1006	Houston Premium Outlets	3/27/2008	1/31/2019	Active	HOUSTON PREMIUM OUTLETS
03017611008	1008	Prime Outlets at Pismo Beach	11/16/2007	1/31/2018	Active	PRIME OUTLETS @ PISMO BEACH LL
03017611011	1011	Tanger Center - Sanibel	7/31/2004	7/31/2009	Active	TANGER PROPERTIES LTD
03068421112	1112	Anne Klein	3/1/2006	11/30/2018	Active	PLAZA MADISON LLC
03068421120	1120	Mall At Green Hills	9/13/2006	9/30/2016	Active	GREEN HILLS MALL LLC
03068421121	1121	Plaza Frontenac	8/26/1994	9/30/2016	Active	PLAZA FRONTENAC
03068421124	1124	Nine West	7/28/2006	2/29/2028	Active	CARLO FRAIOLI
03068421128	1128	Copley Place	10/20/2006	1/31/2017	Active	COPLEY PLACE ASSOCIATES LLC
03047021132	1132	Somerset Collection M/A Dues	8/15/1996	1/31/2017	Active	SOMERSET COLLECTION MERCHANTS
03047021132	1132	Somerset LTD Partnership	8/15/1996	1/31/2017	Active	FRANKEL/FORBES-COHEN ASSOCIATE
03047021133	1133	Plaza Frontenac	8/26/1994	9/30/2016	Active	PLAZA FRONTENAC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03047021134	1134	Westfield- Century City	8/16/2006	1/31/2017	Active	CENTURY CITY MALL LLC
03047021135	1135	Copley Place	10/20/2006	1/31/2017	Active	COPLEY PLACE ASSOCIATES LLC
03047021136	1136	San Francisco Shopping Center	9/28/2006	1/31/2017	Active	SAN FRANCISCO SHOPPING CENTRE
03047021137	1137	Mall at Green Hills	9/13/2006	9/30/2016	Active	GREEN HILLS MALL LLC
03047021138	1138	Carlo Fraioli	7/28/2006	2/29/2028	Active	CARLO FRAIOLI
03047021139	1139	Jones New York	5/28/1999	6/30/2009	Active	130 PRINCE ASSOCIATES LLC
03095421202	1202	Barton Creek Mall	10/20/1984	1/31/2015	Active	0145 BARTON CREEK -SPG(TX)LP
03092821205	1205	North Star Mall	3/25/1995	12/31/2013	Active	NS MALL PROPERTY LP
03092821206	1206	Fashion Center at Pentagon Cit	2/1/2003	1/31/2013	Active	1116 FASHION CENTER ASSOC,INC
03092821206	1206	Fashion Center at Pentagon Cit	7/1/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03092821206	1206	Fashion Center at Pentagon Cit	7/1/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03092821206	1206	Fashion Center at Pentagon Cit	11/3/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03092821207	1207	Embarcadero Center	11/18/1994	1/31/2015	Active	BOSTON PROPERTIES-EMBARCADERO
03092821208	1208	San Francisco Center	10/19/1994	6/30/2016	Active	WESTFIELD EMPORIUM LLC
03092821208	1208	San Francisco Center	3/1/2007	5/31/2009	Active	SAN FRANCISCO SHOPPING CTR ASS
03092821213	1213	Galleria at South Bay	8/16/1995	1/31/2016	Active	SOUTH BAY CENTER LLC
03092821218	1218	The Westchester	12/5/1998	6/30/2015	Active	4676 WESTCHESTER MALL LLC
03092821218	1218	The Westchester Storage	10/1/2006	1/31/2009	Month-to-Month	THE WESTCHESTER STORAGE
03092821223	1223	Bandolino	4/25/1995	12/31/2014	Active	SLG 331 MADISON LLC
03092821225	1225	Shops at Liberty Place	4/14/2004	4/13/2014	Active	LIBERTY PLACE RETAIL ASSOC. LP
03092821226	1226	Stonebriar Center	4/15/2004	1/31/2014	Active	STONEBRIAR MALL LIMITED PARTNE
03092821227	1227	The Avenues	5/5/2004	5/31/2014	Active	JACKSONVILLE AVENUES LP
03092821228	1228	Newport Centre Mall	12/10/2004	12/31/2014	Active	2810 NEWPORT CENTRE LLC
03092821229	1229	Memorial City Mall	12/1/2004	1/31/2015	Active	MEMORIAL CITY MALL
03092821230	1230	Pembroke Lakes Mall	4/1/2005	6/30/2015	Active	PEMBROKE LAKES MALL, LTD.
03092821230	1230	Pembroke Lakes Mall	5/12/2006	6/30/2015	Active	PEMBROKE PINES SELF STORAGE
03092821231	1231	The Shops at LaCantera	8/3/2005	9/30/2015	Active	THE SHOPS AT LA CANTERA
03092821233	1233	Fair Oaks Mall	1/17/2005	1/31/2015	Active	FAIRFAX COMPANY OF VIRGINIA LL
03092821234	1234	Lakeforest Center	1/31/2005	1/31/2015	Active	LAKEFOREST ASSOCIATES LLC
03092821236	1236	Westfield - Santa Anita	11/4/2005	1/31/2016	Active	WESTFIELD SANTA ANITA
03092821237	1237	Westfield Shoppingtown-CT	3/10/2006	6/30/2016	Active	THE CONNECTICUT POST LP
03092821238	1238	National Press Building	1/6/2006	1/31/2016	Active	PRESS BUILDING LLC
03092821239	1239	Union Station	2/1/2006	1/31/2016	Active	UNION STATION INVESTCO LLC
03092821241	1241	Broward Mall	8/1/2006	8/31/2016	Active	BROWARD MALL
03092821243	1243	Monmouth Mall	7/14/2006	7/31/2016	Active	EATONTOWN MONMOUTH MALL LLC
03092821244	1244	Montgomery Mall	8/28/2006	8/31/2016	Active	7710 MALL AT MONTGOMERYVILLE L
03092821245	1245	Freehold Raceway Mall	9/21/2006	1/31/2017	Active	FREE MALL ASSOCIATES LLC
03092821246	1246	Irvine Spectrum Center	5/1/2006	7/31/2016	Active	THE IRVINE COMPANY LLC
03092821247	1247	Charleston Town Center	6/15/2006	6/30/2016	Active	FOREST CITY MGMT. INC.
03092821248	1248	Westshore Plaza	6/2/2006	7/31/2016	Active	GLIMCHER WESTSHORE LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03092821250	1250	Lakeline Mall	8/2/2006	8/31/2016	Active	LAKELINE DEVELOPERS
03092821251	1251	White Flint Mall	4/6/2007	4/30/2017	Active	WHITE FLINT MALL LLLP
03092821252	1252	Yorktown Shopping Center	6/5/2006	7/31/2016	Active	YORKTOWN HOLDINGS L.L.C.
03092821253	1253	South Hills Village	6/19/2006	7/31/2016	Active	SOUTH HILLS VILLAGE ASSOC. LP
03092821254	1254	The Shoppes at N. Brunswick	10/31/2007	10/31/2017	Active	STANBERY NORTH BRUNSWICK LLC
03092821255	1255	1329 Wisconsin Ave	12/15/2006	1/31/2017	Active	CW CAPITAL LLC
03092821256	1256	Independence Center	6/19/2006	8/31/2016	Active	SPG INDEPENDENCE CENTER LLC
03092821257	1257	The Promenade at Dos Lagos	10/27/2006	10/31/2016	Active	DOS LAGOS LIFESTYLE CENTER LLC
03092821258	1258	Coolsprings Galleria	10/13/2006	1/31/2017	Active	THE GALLERIA ASSOCIATES LP
03092821259	1259	Roosevelt Feild Mall	10/26/2006	10/31/2016	Active	4836 ROOSEVELT FIELD MALL
03092821260	1260	Paramus Park	9/29/2006	1/31/2017	Active	PARAMUS PARK SHOPPING CENTER
03092821261	1261	Friendly Center	1/26/2007	3/31/2017	Active	CBL-TRS JOINT VENTURE LLC
03092821263	1263	Regency Mall	10/6/2006	1/31/2017	Active	RACINE JOINT VENTURE II LLC
03092821264	1264	Crystal Mall	10/14/2006	1/31/2017	Active	CRYSTAL MALL LLC
03092821265	1265	South Plains Mall	9/14/2006	1/31/2017	Active	MACERICH LUBBOCK LIMITED PARTN
03092821266	1266	Chesterfield Town Center	9/18/2006	1/31/2017	Active	MACERICH PARTNERSHIP LP
03092821268	1268	Penn Square	4/16/2007	1/31/2017	Active	7603 PENN SQUARE MALL
03092821269	1269	Mall Del Norte Shopping Center	9/14/2006	1/31/2017	Active	MALL DEL NORTE LLC
03092821270	1270	Coral Square Mall	12/13/2006	1/31/2017	Active	CORAL CS LTD ASSOCIATES
03092821271	1271	Westfield South Shore	2/1/2007	1/31/2017	Active	WESTLAND SOUTHSHORE MALL LP
03092821272	1272	Tyrone Square Mall	10/24/2006	1/31/2017	Active	9690 TYRONE SQUARE
03092821273	1273	Treasure Coast Square	10/12/2006	1/31/2017	Active	9896-TREASURE COAST-JCP ASSOCI
03092821274	1274	Post Oak Mall	9/19/2006	1/31/2017	Active	POM-COLLEGE STATION LLC
03092821275	1275	Columbia Mall	3/26/2007	1/31/2017	Active	COLUMBIA MALL
03092821277	1277	Genesee Valley Center	11/20/2006	11/30/2016	Active	GENESSE VALLEY PARTNERS L.P.
03092821278	1278	Menlo Park Mall	9/8/2006	1/31/2018	Active	SHOPPING CENTER ASSOCIATES
03092821279	1279	College Mall	10/4/2006	10/31/2016	Active	0540 SIMON PROPERTY GROUP LP
03092821280	1280	Exton Mall	2/13/2007	1/31/2018	Active	PR EXTON LP
03092821283	1283	The Falls	10/3/1996	1/31/2027	Active	FALLS SHOPPING CENTER ASSOCIAT
03092821284	1284	Oak Court	6/30/1995	1/31/2017	Active	4668 SHOPPING CENTER ASSOC
03092821285	1285	Mall of Louisiana	10/29/1997	1/31/2017	Active	GGP MALL OF LOUISIANA LP
03092821288	1288	2251 Broadway	6/1/2007	12/31/2016	Active	2255 HOLDING CO.
03092821290	1290	Flordia Mall	5/10/2007	1/31/2018	Active	8544 FLORIDA MALL ASSOC LTD
03092821292	1292	Lakeside Mall	6/3/1999	6/30/2009	Active	CAUSEWAY ASSOCIATES
03093111511	1511	Johnson Premium Outlets	5/16/1998	12/31/2012	Active	CPG PARTNERS L.P.
03093111517	1517	Eagle Leasing Co.	9/6/2005	2/22/2022	Active	EAGLE LEASING CO.
03093111517	1517	Wrentham Premium Outlets	10/15/1997	10/31/2017	Active	CPG PARTNERS L.P.
03093111522	1522	Tanger Center - San Marcos	1/23/1998	1/31/2013	Active	TANGER PROPERTIES LTD PTSHP
03093111532	1532	Prime Outlets Jeffersonville	4/30/1998	1/31/2014	Active	OHIO FTY SHOPS PTNSH/WACHOVIA
03093111533	1533	Miromar Outlets	10/31/1998	10/31/2013	Active	MIROMAR OUTLET WEST LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03093111536	1536	Franklin Mills	6/6/1998	12/31/2009	Active	FRANKLIN MILLS ASSOCIATES LP
03093111543	1543	Tanger Factory Outlet Center	2/1/1999	1/31/2009	Active	COROC/RIVIERA LLC
03093111545	1545	Factory Stores at Lincoln City	6/10/1999	5/31/2009	Active	COROC/LINCOLN CITY LLC
03093111602	1602	Tanger Center - Myrtle Beach	6/29/2002	6/30/2012	Active	TWMB ASSOCIATES, LLC.
03093111603	1603	Horizon Outlet Center	4/19/2002	4/30/2012	Active	PRE/LAUGHLIN (NV) LLC
03093111604	1604	Chicago Premium Outlets	5/19/2004	5/31/2014	Active	SIMONCHELSEA DEVEL LLC
03093111609	1609	Jersey Gardens Mall	8/7/2003	8/31/2013	Active	JG ELIZABETH LLC
03093111613	1613	Gettysburg Village Factory Sto	10/1/2000	10/31/2009	Active	GETTYSBURG OUTLET CENTER LP
03093111616	1616	The Mall at the Source	9/12/2004	9/30/2014	Active	3635 W & S ASSOCIATES L.P.
03093111618	1618	Clinton Premium Outlets	10/18/2003	10/31/2013	Active	CPG PARTNERS L.P.
03093111619	1619	Tanger Center - Locust Grove	10/20/2004	10/31/2009	Active	TANGER PROPERTIES LTD PARTNERS
03093111621	1621	Great Lakes Crossing	11/19/2004	1/31/2014	Active	TAUBMAN AUBURN HILLS ASSOC.
03093111623	1623	CPG Tinton Falls Urban Renewal	9/12/2008	1/31/2019	Active	TINTON FALLS PREMIUM OUTLETS
03093111624	1624	Philadelphia Premium Outlets	9/10/2007	1/31/2018	Active	CHELSEA LIMERICK HOLDINGS LLC
03093111625	1625	Round Rock Premium Outlets	6/1/2006	8/31/2016	Active	CPG ROUND ROCK L.P.
03093111626	1626	Lake Buena Vista Factory Store	4/16/2005	4/30/2010	Active	LAKE BUENA VISTA
03093111627	1627	Sands Shopping Center	5/27/2005	5/30/2010	Active	G & L BUILDING CORP.
03093111628	1628	Prime Outets at Hagerstown	6/29/2005	6/30/2010	Active	OUTLET VILLAGE OF HAGERSTOWN L
03093111629	1629	Tanger Outlet Center	8/4/2006	8/31/2011	Active	TANGER PROPERTIES LP
03093111630	1630	Rio Grande Outlets	9/7/2006	11/30/2016	Active	CPG MERCEDES L.P.
03093111631	1631	Louisiana Boardwalk	5/12/2005	5/31/2010	Active	LOUISIANA RIVERWALK LLC
03093111632	1632	Seattle Premium Outlets	5/5/2005	5/31/2015	Active	CPG PARTNERS L.P.
03093111633	1633	Concord Mills	11/6/2005	11/30/2015	Active	CONCORD MILLS SHOPPING MALL
03093111635	1635	Tanger - Wisconsin Dell	7/28/2006	7/31/2011	Active	TANGER WISCONSIN DELLS, LLC
03093111637	1637	Desert Hills Premium Outlets	9/16/1995	11/30/2012	Active	CPG PARTNERS L.P.
03093111638	1638	Fashion Outlets of Las Vegas	3/27/2006	1/31/2012	Active	FASHION OUTLET OF LAS VEGAS LL
03093111639	1639	Tanger Outlets-The Arches	10/23/2008	10/31/2013	Active	DEER PARK ENTERPRISE LLC
03093111640	1640	The Outlet Shoppes at El Paso	7/1/2007	1/31/2013	Active	EL PASO OUTLET CENTER LLC
03093111641	1641	Las Vegas Outlet Center	3/1/2007	1/31/2018	Active	CHELSEA LAS VEGAS HOLDINGS LLC
03093111642	1642	Winter Garden Village	7/16/2007	1/31/2018	Active	COLE MT WINTER GARDEN FL LLC
03093111643	1643	Coral Ridge Mall	3/19/2007	1/31/2013	Active	GUMBERG ASSEST MANAGEMENT CORP
03093111645	1645	Prime Outlets Pleasant Prairie	6/6/2007	6/30/2017	Active	PRIME OUTLETS AT PLEASANT PRAI
03093111646	1646	The Walk	6/15/2007	6/30/2017	Active	ATLANTIC CITY ASSOCIATES NUMBE
03093111649	1649	Tanger Outlets-Pittsburg	8/29/2008	8/31/2013	Active	TANGER PROPERTIES LP
03093111650	1650	Tanger Outlets - Gonzales	6/30/2007	8/31/2012	Active	TANGER PROPERTIES LP
03093111653	1653	Houston Premium Outlets	3/27/2008	1/31/2019	Active	HOUSTON PREMIUM OUTLETS
03093111655	1655	Hampshire Self Storage	10/19/2007	10/31/2009	Active	HAMPSHIRE SELF STORAGE - CENTR
03093111655	1655	Hampshire Self Storage	10/19/2007	10/31/2009	Active	HAMPSHIRE SELF STORAGE - CENTR
03093111656	1656	Tanger Outlets - Sevierville	6/30/2007	9/30/2012	Active	TANGER PROPERTIES LP
03095421901	1901	Copley Place	2/1/1995	7/31/2009	Active	7611-COPLEY PLACE ASSOCIATES,

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095422011	2011	Court at King Of Prussia	2/23/1985	1/31/2009	Month-to-Month	K O P
03095422012	2012	Woodland Hills Mall	7/19/1985	1/31/2014	Active	WOODLAND HILL MALL LLC
03095422015	2015	Quail Springs Mall	2/1/2004	1/31/2011	Active	DAYJAY ASSOCIATES
03095422017	2017	The Esplanade	10/9/1985	2/28/2018	Active	THE ESPLANADE
03095422018	2018	Montebello Town Center	9/20/1985	1/31/2016	Active	MONTEBELLO TOWN
03095422027	2027	Rosedale Center	9/7/1985	1/31/2011	Active	ROSEDALE CENTER
03095422029	2029	Horton Plaza	8/9/1985	6/30/2015	Active	HORTON PLAZA LLC
03095422030	2030	North Park Center	8/31/1985	4/20/2016	Active	NORTHPARK PARTNERS LP
03095422031	2031	Oglethorpe Mall	8/17/2006	7/31/2016	Active	GGP IVANHOE II INC.
03095422032	2032	Cumberland Mall	11/1/1985	12/31/2014	Active	CUMBERLAND MALL
03095422034	2034	North Star Mall	11/2/1985	2/28/2015	Active	NS MALL PROPERTY LP
03095422101	2101	Danbury Fair Mall	10/28/1986	12/31/2014	Active	DANBURY FAIR MALL LLC
03095422101	2101	Danbury Fair Mall	10/28/1986	12/31/2014	Active	DANBURY FAIR MALL LLC
03095422103	2103	Riverchase Galleria	2/19/1986	1/31/2017	Active	HOOVER MALL LIMITED, L.P.
03095422104	2104	Vernon Hills	3/5/1986	6/30/2017	Active	HAWTHORN LP
03095422105	2105	St. Louis Galleria	4/29/1986	8/31/2014	Active	SAINT LOUIS GALLERIA LLC
03095422106	2106	Florida Mall S/C	3/12/1986	7/31/2010	Active	8544 FLORIDA MALL ASSOC. LTD
03095422107	2107	Cobb Center	2/26/1986	4/30/2009	Active	TOWN CENTER AT COBB LLC
03095422109	2109	Ross Park Mall	8/15/1986	1/31/2017	Active	3107 PENN ROSS JOINT VENTURE
03095422109	2109	Ross Park Mall	10/29/2008	12/31/2008	Active	ROSS PARK MALL MGMT OFFICE
03095422110	2110	Valley Fair	10/15/1986	1/31/2013	Active	VALLEY FAIR MALL
03095422117	2117	Owings Mill Town Center	7/30/1986	1/31/2009	Month-to-Month	OWINGS MILLS LP
03095422120	2120	Monroeville Mall	9/27/1986	4/30/2011	Active	CBL/MONROEVILLE LP
03095422121	2121	River Oaks Center	11/25/1986	2/28/2014	Active	4671 FOX VALLEY RIVER OAKS PRT
03095422124	2124	Lenox Square	11/1/1990	1/31/2017	Active	4827 THE RETAIL TRUST
03095422124	2124	Lenox Square	9/1/2008	8/31/2009	Active	THE RETAIL PROPERTY TRUST
03095422125	2125	Old Orchard Shopping Center	11/26/1986	1/31/2017	Active	OLD ORCHARD URBAN LP
03095422128	2128	Aventura Mall	8/8/1986	6/30/2014	Active	AVENTURA MALL VENTURE
03095422129	2129	Town Center at Boca Raton	10/29/1986	1/31/2018	Active	4839 TOWN CNTR @ BOCA RATON -
03095422129	2129	Town Center at Boca Raton	10/29/1986	1/31/2018	Active	4839 TOWN CNTR @ BOCA RATON -
03095422129	2129	Town Cntr at Boca Raton	3/1/2008	2/28/2009	Active	TOWN CENTER AT BOCA RATON
03095422129	2129	Town Center at Boca Raton	10/29/1986	1/31/2018	Active	4839 TOWN CNTR @ BOCA RATON -
03095412211	2211	Prime Outlets - Kenosha	11/23/1994	11/30/2009	Active	PRIME OUTLETS AT PLEASANT PRAI
03095412500	2500	Franklin Mills	11/10/1989	12/31/2009	Active	FRANKLIN MILLS SHOPPING MALL
03095412502	2502	U-Haul International	10/5/2007	12/31/2009	Active	U-HAUL INTERNATIONAL
03095412502	2502	U-Haul International	8/1/2008	12/31/2009	Active	U-HAUL INTERNATIONAL
03095412502	2502	Sawgrass Mills Center	10/4/1990	10/31/2010	Active	SAWGRASS MILLS SHOPPING MALL
03095412502	2502	U-Haul International	10/1/2007	1/31/2009	Month-to-Month	U-HAUL INTERNATIONAL
03095412502	2502	U-Haul International	10/1/2007	1/31/2009	Month-to-Month	U-HAUL INTERNATIONAL
03095412502	2502	U-Haul International	10/1/2007	1/31/2009	Month-to-Month	U-HAUL INTERNATIONAL

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412503	2503	Potomac Mills	11/10/1990	11/9/2010	Active	MALL AT POTOMAC MILLS LLC
03095412503	2503	Potomac Mills	4/1/1998	11/9/2010	Active	PUBLIC STORAGE
03095412505	2505	Hampshire Self-Storage	11/15/2005	5/31/2015	Active	HAMPSHIRE SELF STORAGE - CENTR
03095412505	2505	Woodbury Commons Premium Outle	5/1/1993	5/31/2015	Active	CPG PARTNERS L.P.
03095412506	2506	Gurnee Mills	8/8/1991	8/31/2009	Active	GURNEE MILLS SHOPPING CTR
03095412507	2507	Prime Outlets - San Marcos	5/3/2004	5/31/2014	Active	SAN MARCOS FTY STORES @ WACHOV
03095412509	2509	Gilroy Premium Outlets	8/24/1991	1/31/2017	Active	GILROY PREMIUM OUTLETS LLC
03095412509	2509	Gilroy Premium Outlets	8/24/1991	1/31/2017	Active	GILROY PREMIUM OUTLETS LLC
03095412510	2510	Conroe Outlet Center	2/21/1992	2/28/2010	Active	CRAIG REALTY GROUP - CONROE LP
03095412511	2511	Craig Realty Group-Hillsboro	2/13/1992	6/30/2010	Active	CRAIG REALTY GROUP-HILLSBORO
03095412512	2512	Bellport Outlet Center	6/7/1992	1/31/2009	Month-to-Month	ALROSE BELLPORT LLC
03095412515	2515	Tanger Outlet - Rehoboth Beach	5/22/1991	1/31/2011	Active	COROC/REHOBOTH I LLC
03095412516	2516	Folsom Premium Outlets	3/18/1992	5/31/2014	Active	CHELSEA FINANCING PARTNERSHIP,
03095412517	2517	Prime Outlets - Niagara Falls	10/26/1995	6/30/2017	Active	FASHION OUTLET OF NIAGARA FALL
03095412520	2520	Vacaville Premium Outlets	8/20/1991	8/31/2016	Active	CPG FINANCE II, LLC
03095412522	2522	Silverthorne Factory Stores	12/9/1993	1/31/2009	Month-to-Month	CRAIG REALTY GROUP SILVERTHORN
03095412523	2523	Prime Outlets - Birch Run	5/1/1992	1/31/2013	Active	BIRCH RUN OUTLETS II LLC
03095412526	2526	Castle Rock Factory Shops	11/20/1992	1/31/2009	Month-to-Month	CRAIG REALTY GROUP CASTLE ROCK
03095412530	2530	Highridge Plaza	1/23/1998	1/31/2013	Active	NESHER LLP
03095412533	2533	Burlington Manufacturer’s Outl	11/6/1992	1/31/2011	Active	BURLINGTON OUTLET VILLAGE
03095412534	2534	Las Vegas Outlet Center	2/13/1998	2/28/2013	Active	E.J. FINANCIAL ENTERPRISES, LL
03095412536	2536	Lighthouse Place Premium Outlt	7/26/1997	7/31/2011	Active	LIGHTHOUSE PLACE PREMIUM OUTLE
03095412538	2538	Warrenton Outlet Center	10/14/1993	1/31/2009	Month-to-Month	PPRE/WARRENTON LLC
03095412539	2539	Prime Outlet Jeffersonville	4/8/1993	1/31/2014	Active	OHIO FTY SHOPS PTNSH/WACHOVIA
03095412540	2540	U-Lock-IT of Pocono	6/28/2002	1/31/2009	Month-to-Month	U-LOCK-IT OF POCONO
03095412541	2541	French Mountain Commons	5/9/1992	1/31/2012	Active	L & M INVESTMENT ASSOCIATES
03095412542	2542	Plainview Shopping	5/22/1992	1/31/2012	Active	TREECO/CENTERS LP
03095412543	2543	Nine West Outlet	9/16/1992	7/31/2012	Active	U22 ASSOCIATES LLC C/O VANICK
03095412545	2545	City Place	7/31/1992	5/31/2009	Active	CITY PLACE LP
03095412548	2548	Osage Beach Premium Outlets	2/26/1993	1/31/2009	Month-to-Month	CPG PARTNERS L.P.
03095412549	2549	Desert Hills Premium Outlets	5/1/1995	1/31/2010	Active	CPG PARTNERS L.P.
03095412551	2551	Tanger Outlet - Foley	4/10/1993	1/31/2009	Active	COROC/RIVIERA LLC
03095412554	2554	Tanger Center - Lancaster	4/8/1993	4/30/2018	Active	TANGER PROPERTIES LTD PTSHP
03095412555	2555	Bradley Shopping Center	9/18/1992	7/31/2012	Active	ACKLINIS YONKERS REALTY LLC
03095412557	2557	Camarillo Premium Outlets	3/1/1995	3/31/2015	Active	CPG PARTNERS L.P.
03095412557	2557	Camarillo Premium Outlets	8/1/2006	3/31/2015	Active	WELLS CARGO
03095412558	2558	Santa Fe Factory Stores	11/19/1993	5/31/2010	Active	FASHION OUTLETS OF SANTA FE LL
03095412560	2560	Nine West	5/20/1993	1/31/2014	Active	ACADIA CLARK-DIVERSEY LLC
03095412561	2561	Paterson-Hamburg Turnpike	3/31/1993	2/28/2013	Active	WAYNE PSC, LLC
03095412562	2562	Tanger Center - Riverhead	7/14/1994	1/31/2010	Active	TANGER PROPERTIES LTD PTSHP

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412563	2563	Tanger Center - Gonzales	8/27/1993	1/31/2009	Active	TANGER PROPERTIES LP
03095412564	2564	1419 Kings Highway	3/31/1994	1/31/2009	Active	IRVING GOLDMAN
03095412564	2564	Nine West	3/31/1994	1/31/2009	Month-to-Month	AUG FAMILY KINGS HIGHWAY INVES
03095412566	2566	Petaluma Village Premium Outle	11/19/1994	1/31/2015	Active	CPG PARTNERS L.P.
03095412567	2567	Marina Square	9/23/1993	1/31/2014	Active	MARINA SQUARE SHOPPING CTR
03095412569	2569	Prime Outlets - Grove City	8/19/1994	1/31/2010	Active	GROVE CITY FTRY SHOPS LP & WAC
03095412573	2573	Tanger Outlet Center	7/15/1994	1/31/2010	Active	COROC/LAKES REGION LLC
03095412574	2574	Kohl’s Shopping Center	11/24/1993	1/31/2014	Active	AVR-PORTCHESTER LLC
03095412577	2577	Tanger Center - Nags Head	10/22/1993	1/31/2009	Active	TANGER PROPERTIES LP
03095412578	2578	Vero Fashion Outlets, LLC	10/24/1994	1/31/2010	Active	VERO FASHION OUTLETS LLC
03095412582	2582	Georgetown Shopping Center	6/30/1994	5/31/2009	Active	ASTORIA HOLDING CORP.
03095412583	2583	The Sands Shopping Center	3/30/1994	3/31/2009	Active	G & L BUILDING CORP.
03095412584	2584	Penn’s Purchase Factory Outlet	5/26/1995	1/31/2011	Active	PENN’S PURCHASE FACTORY OUTLET
03095412586	2586	San Ysidro Village	4/8/1994	2/28/2009	Active	FOUNTAIN SQUARE SHOPPING CENTE
03095412590	2590	Prime Outlets - Florida City	9/23/1994	1/31/2012	Active	FLORIDA KEYS FTY SHOPS LP @ WA
03095412591	2591	Outlets at Anthem	9/15/1995	5/31/2009	Active	CRAIG REALTY GROUP ANTHEM LP
03095412593	2593	The Outlets at Hershey	11/11/1994	11/30/2009	Active	FSH ASSOCIATES LP
03095412594	2594	Tanger Outlet Center - Myrtle	9/15/1995	12/31/2010	Active	COROC/MYRTLE BEACH LLC
03095412596	2596	Hilton Head Factory Stores	6/30/1994	1/31/2010	Active	COROC/HILTON HEAD I LLC
03095412599	2599	Tanger Center - Locust Grove	10/26/1994	12/31/2013	Active	TANGER PROPERTIES LP
03095412605	2605	Tanger Center - Kensington	11/15/1996	11/30/2011	Active	TANGER PROPERTIES LP
03095412607	2607	Napa Premium Outlets	3/19/1995	3/31/2010	Active	CHELSEA FINANCING PARTNERSHIP,
03095412609	2609	Orlando Design Center	11/5/1994	1/31/2015	Active	ORLANDO DESIGN CENTER LLC
03095412610	2610	Silver Sands Factory Outlet	3/17/1995	3/31/2015	Active	SILVER SANDS JOINT VENTURE PAR
03095412613	2613	Prime Outlets - Pismo Beach	12/22/1994	4/30/2011	Active	PRIME OUTLETS @ PISMO BEACH LL
03095412615	2615	Waterloo Premium Outlets	3/31/1995	3/31/2010	Active	WATERLOO PREMIUM OUTLETS LLC
03095412618	2618	The Great Mall	11/25/1994	11/24/2009	Active	THE GREAT MALL AT MILPITAS
03095412619	2619	Westbrook Factory	11/4/1995	1/31/2011	Active	COROC/WESTBROOK I
03095412621	2621	Berkshire Outlet Village	5/8/1997	5/31/2012	Active	LEE OUTLETS LLC
03095412622	2622	Prime Outlets - Huntley	11/4/1995	3/31/2010	Active	HUNTLEY FACTORY SHOPS, LTD
03095412623	2623	Tanger Center - Commerce	12/8/1995	1/31/2010	Active	TANGER PROPERTIES LTD PTSHP
03095412625	2625	Nine West	6/30/1995	6/30/2010	Active	FREEPORT GROUP LLC
03095412626	2626	Public Storage Properties	6/1/1997	1/31/2011	Active	PUBLIC STORAGE PROPERTIES
03095412626	2626	Public Storage Properties	5/5/2004	1/31/2011	Active	PUBLIC STORAGE PROPERTIES
03095412626	2626	Public Storage Properties	3/19/2008	12/31/2009	Active	PUBLIC STORAGE PROPERTIES
03095412626	2626	Waikele Premium Outlets	6/17/1995	1/31/2011	Active	CPG PARTNERS L.P.
03095412628	2628	Ontario Mills	11/14/1996	7/31/2011	Active	ONTARIO MILLS LP
03095412629	2629	Tanger Center - Five Oaks	4/27/1996	4/30/2011	Active	TANGER PROPERTIES LP
03095412631	2631	Focus Properties	8/3/1995	1/31/2009	Active	FOCUS PROPERTIES INC
03095412633	2633	Bayridge	2/23/1996	10/5/2010	Active	CENTURY REALTY INC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412636	2636	Tanger Outlet - Park City	1/31/1997	1/31/2013	Active	COROC/PARK CITY LLC
03095412643	2643	Jackson Outlet Village	4/19/1997	4/30/2012	Active	CPG PARTNERS L.P.
03095412650	2650	Lake Buena Vista Factory Store	8/1/1996	7/31/2011	Active	LAKE BUENA VISTA JOINT VENTURE
03095412651	2651	N. Georgia Premium Outlets	5/10/1996	5/31/2011	Active	CPG PARTNERS L.P.
03095412652	2652	Prime Outlet	10/18/1996	1/31/2012	Active	GAFFNEY OUTLETS LLC
03095412654	2654	Prime Outlets - Hagerstown	8/7/1998	1/31/2014	Active	OUTLET VILLAGE OF HAGERSTOWN L
03095412658	2658	Hamden Mart	7/23/1996	7/31/2011	Active	MILTON COOPER SPECIAL INC.
03095412659	2659	Jacksonville Landing	6/1/1990	5/31/2010	Active	JACKSONVILLE LANDING INVESTMEN
03095412661	2661	St. Augustine Premium Outlets	3/1/1991	2/28/2014	Active	CPG PARTNERS L.P.
03095412664	2664	Grapevine Mills	10/30/1997	1/31/2018	Active	GRAPEVINE MILLS SHOPPING CTR
03095412666	2666	Arizona Mills	11/20/1997	11/30/2012	Active	ARIZONA MILLS LLC
03095412669	2669	Nine West Outlet	11/20/1997	10/31/2012	Active	KUTIK REALTY
03095412671	2671	Edinburgh Premium Outlet	8/22/1997	1/31/2015	Active	CPG PARTNERS L.P.
03095412672	2672	Carlsbad Company Stores	11/13/1997	1/31/2017	Active	CPG CARLSBAD HOLDINGS LLC
03095412672	2672	U-Haul International	1/4/2007	1/31/2009	Month-to-Month	U-HAUL INTERNATIONAL
03095412673	2673	Fashion Outlets Of Las Vegas	7/15/1998	7/31/2015	Active	FASHION OUTLET OF LAS VEGAS
03095412676	2676	Guam Premier Outlets	10/29/1997	10/31/2010	Active	GPO DELAWARE LLC
03095412679	2679	Viejas Outlet Center	5/22/1998	12/31/2011	Active	VIEJAS OUTLET CENTER
03095412681	2681	Eagle Leasing Co.	9/6/2005	2/22/2022	Active	EAGLE LEASING CO.
03095412681	2681	Wrentham Premium Outlets	10/15/1997	10/31/2017	Active	CPG PARTNERS L.P.
03095412683	2683	Nine West	3/28/1998	1/31/2013	Active	KIRBY ASSOCIATES, INC.
03095412688	2688	Prime Outlets - Ellenton	11/26/1997	1/31/2013	Active	GULF COAST FTY SHOPS LP/WACHOV
03095412691	2691	Great Lakes Crossing	11/11/1998	1/31/2009	Active	TAUBMAN AUBURN HILLS ASSOCIATE
03095412694	2694	Leesburg Corner Premium Outlet	11/6/1998	1/31/2009	Month-to-Month	CPG PARTNERS L.P.
03095412697	2697	Nine West Outlet	4/23/1999	1/31/2014	Active	MICHAEL KONTALONIS
03095412699	2699	Jersey Gardens Mall	10/21/1999	1/31/2019	Active	JG ELIZABETH LLC
03095412701	2701	Liberty Village Premium Outlet	6/22/1999	9/30/2014	Active	CPG PARTNERS L.P.
03095412702	2702	Arundel Mills	11/17/2000	12/31/2012	Active	ARUNDEL MILLS SHOPPING CTR
03095412703	2703	Matawan Outlets	6/29/1996	6/30/2011	Active	SEEMAN BROTHERS PARTNERSHIP
03095412704	2704	American Tin Cannery	3/26/1988	12/31/2009	Active	FOURSOME DVLPMT CO.-AMERICAN T
03095412705	2705	Clinton Crossing	8/16/1996	8/31/2011	Active	CPG PARTNERS L.P.
03095412707	2707	Oak Creek Factory Outlets	8/20/1990	1/31/2012	Active	OAKCREEK LTD LLC
03095412709	2709	Prime Outlets - Lebanon	4/17/1998	1/31/2012	Active	PRIME OUTLETS @ LEBANON LP/WAC
03095412711	2711	The Mall at the Source	9/5/1997	1/31/2013	Active	3635 W & S ASSOCIATES LP
03095412712	2712	Citadel Outlet	11/13/1990	11/30/2010	Active	CRAIG REALTY GROUP CITADEL LLC
03095412715	2715	Tanger Center - Barstow	4/11/2001	4/30/2011	Active	TANGER PROPERTIES LTD
03095412716	2716	Opry Mills	8/1/2001	2/22/2022	Active	OPRY MILLS LLC
03095412717	2717	Concord Mills	6/27/2001	8/31/2012	Active	CONCORD MILLS SHOPPING MALL
03095412719	2719	Discover Mills	11/1/2001	1/31/2009	Month-to-Month	SUGARLOAF MILLS LP
03095412720	2720	Allen Premium Outlets	11/3/2001	11/30/2011	Active	CHELSEA ALLEN DEVELOPMENT, L.P

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412722	2722	Katy Mills	12/19/2001	12/31/2011	Active	KATY MILLS SHOPPING MALL
03095412723	2723	Tanger Center - Myrtle Beach	5/28/2003	5/31/2013	Active	TWMB ASSOCIATES, LLC.
03095412724	2724	Chicago Premium Outlets	5/19/2004	5/31/2014	Active	SIMONCHELSEA DEVEL LLC
03095412726	2726	WaterMark Place	6/28/2002	1/31/2009	Month-to-Month	WATERMARK PLACE
03095412727	2727	Colorado Mills	11/14/2002	1/31/2009	Month-to-Month	COLORADO MILLS MALL LP
03095412729	2729	Horizon Outlet Center	8/7/2003	8/31/2013	Active	PRE/TULARE LLC
03095412730	2730	St. Louis Mills	11/13/2003	1/31/2009	Month-to-Month	ST. LOUIS MILLS LP
03095412731	2731	Tanger Center - Blowing Rock	7/6/2003	7/31/2013	Active	TANGER PROPERTIES LP
03095412732	2732	Harlem USA	11/28/2003	11/30/2013	Active	HUSA MANAGEMENT CO., LLC
03095412736	2736	Aurora Farms Premium Outlets	1/1/2004	12/31/2014	Active	CPG PARTNERS L.P.
03095412737	2737	Seattle Premium Outlets	5/5/2005	5/31/2015	Active	CPG PARTNERS L.P.
03095412738	2738	Nine West Outlet	4/28/2004	4/4/2009	Active	BAWABEH BROTHERS NO 2 LLC
03095412739	2739	Louisiana Boardwalk	5/12/2005	5/31/2010	Active	LOUISIANA RIVERWALK LLC
03095412740	2740	Prime Outlets - Burlington	7/3/2004	7/31/2011	Active	THE OUTLET SHOPPES AT BURLINGT
03095412742	2742	Dolphin Mall	3/1/2008	1/31/2014	Active	TAUBMAN-DOLPHIN MALL ASSOC LP
03095412743	2743	Designers Outlet Gallery	11/26/2004	11/30/2009	Active	SECAUCUS OUTLET CENTER LLC
03095412744	2744	Woodburn Company Stores	7/24/1999	7/31/2014	Active	CRAIG REALTY GROUP-WOODBURN LL
03095412745	2745	Albertville Premium Outlets	10/10/2004	12/31/2009	Active	CPG PARTNERS L.P.
03095412746	2746	CPG Tinton Falls Urban Renewal	9/12/2008	1/31/2019	Active	TINTON FALLS PREMIUM OUTLETS
03095412747	2747	Philadelphia Premium Outlets	9/10/2007	1/31/2018	Active	CHELSEA LIMERICK HOLDINGS LLC
03095412748	2748	Round Rock Premium Outlets	6/1/2006	8/31/2016	Active	CPG ROUND ROCK L.P.
03095412749	2749	Tanger Center - Sanibel	11/23/2004	11/30/2009	Active	TANGER PROPERTIES LLP
03095412750	2750	Atlantic City Associates	4/15/2005	6/30/2010	Active	ATLANTIC CITY ASSOCIATES LLC
03095412751	2751	Nine West Outlet	12/22/2004	12/31/2009	Active	FULLIN BROTHERS LAND COMPANY
03095412753	2753	Nine West Outlet	11/5/2004	10/31/2009	Active	NEW POST PROPERTIES LLC
03095412756	2756	Boulevard at the Capital Ctr	1/26/2005	3/31/2010	Active	INLAND US MANAGEMENT LLC
03095412757	2757	Sam Moon Shopping Center	3/23/2005	6/30/2009	Active	MOON VENTURES LTD
03095412758	2758	Ridgeway Shopping Center	4/1/2005	3/31/2010	Active	UB STAMFORD
03095412759	2759	Orlando Premium Outlets	5/4/2005	5/31/2015	Active	CHELSEA ORLANDO DEVELOPMENT, L
03095412759	2759	U-Haul International	10/25/2005	5/31/2015	Active	U-HAUL INTERNATIONAL
03095412759	2759	U-Haul International	10/6/2006	2/22/2022	Active	U-HAUL INTERNATIONAL
03095412759	2759	U-Haul International	9/4/2007	9/30/2009	Active	U-HAUL INTERNATIONAL
03095412759	2759	U-Haul International	10/5/2007	12/31/2009	Active	U-HAUL INTERNATIONAL
03095412759	2759	U-Haul International	8/1/2008	12/31/2009	Active	U-HAUL INTERNATIONAL
03095412760	2760	Miromar Outlets	4/26/2005	4/30/2010	Active	MIROMAR OUTLET WEST LLC
03095412761	2761	Nine West	8/17/2005	7/31/2015	Active	JENEL MANAGEMENT CORP
03095412762	2762	Tanger Outlet Center	8/4/2006	8/31/2011	Active	TANGER PROPERTIES LP
03095412763	2763	Rio Grande Outlets	9/25/2006	11/30/2016	Active	CPG MERCEDES L.P.
03095412764	2764	Las Vegas Premium Outlets	4/25/2005	5/31/2015	Active	SIMON/CHELSEA LAS VEGAS DEVELO
03095412764	2764	StorageOne at Downtown	9/3/2008	12/31/2009	Active	STORAGE ONE @ DOWNTOWN

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412766	2766	Nine West Outlet	5/13/2005	3/31/2010	Active	THE PICKWICK CLUB
03095412767	2767	Shops at Las Americas	5/20/2005	5/31/2010	Active	CHELSEA SAN DIEGO FINANCE LLC
03095412770	2770	Newport West	5/13/2006	5/31/2011	Active	NEWPORT WEST LLC
03095412771	2771	Bay Plaza	10/7/2005	10/31/2010	Active	BAY PLAZA COMMUNITY CENTER LLC
03095412772	2772	Richland Mall	11/9/2005	11/30/2015	Active	CBL RM-WACO LLC
03095412773	2773	Town West Square	11/18/2005	1/31/2016	Active	3920 TOWNE WEST SQUARE LLC
03095412776	2776	Tanger-Wisconsin Dell	7/28/2006	7/31/2011	Active	TANGER WISCONSIN DELLS, LLC
03095412778	2778	Prime Outlets - Queenstown	4/8/2006	4/30/2011	Active	SECOND HORIZON GROUP LP
03095412779	2779	Madison/East Towne, LLC	3/15/2006	3/31/2016	Active	MADISON/EAST TOWNE, LLC
03095412781	2781	Panama City Mall	3/29/2006	1/31/2016	Active	PANAMA CITY MALL, LLC
03095412782	2782	Festival Bay	8/21/2006	8/31/2011	Active	BT ORLANDO LIMITED PARTNERSHIP
03095412783	2783	Factory Stores at the Y	4/15/2006	1/15/2011	Active	TWO SISTERS LP
03095412784	2784	Monterey Park Atlantic Square	5/3/2006	6/23/2011	Active	TRC MM LLC
03095412785	2785	Carolina Premium Outlets	4/1/2006	4/30/2016	Active	CPG FINANCE I, LLC - 6738
03095412786	2786	Cape Cod Factory Outlets	3/15/2006	3/31/2009	Active	HIGH ROCK FACTORY OUTLET ROAD
03095412787	2787	North Bend Premium Outlet	3/1/2006	5/31/2011	Active	CPG FINANCE II, LLC
03095412788	2788	Coral Ridge Mall	7/14/2006	8/31/2011	Active	GUMBERG ASSEST MANAGEMENT CORP
03095412789	2789	Catalina Centre	7/27/2006	7/31/2011	Active	CATALINA SHOPPES FLA, LLC
03095412790	2790	Village at Cambridge Crossing	6/26/2006	5/31/2016	Active	PARAMOUNT CROSSING AT MT LAURE
03095412791	2791	The Outlet Shoppes at El Paso	7/9/2007	1/31/2013	Active	EL PASO OUTLET CENTER LLC
03095412792	2792	Fresh Meadows	9/1/2006	8/31/2016	Active	STREET RETAIL, INC.- PROPERTY
03095412793	2793	Huntington Sq. Shopping Center	9/28/2006	1/31/2017	Active	LUK-SHOP INC
03095412794	2794	The Shops At Tanforan	10/2/2006	1/31/2017	Active	TANFORAN PARK SHOPPING CENTER
03095412795	2795	Pleasant Valley	7/11/2006	7/31/2016	Active	KIMCO REALTY CORP
03095412796	2796	The Gallery at Market East	3/22/2007	1/31/2018	Active	KEYSTONE PHILADELPHIA PROP. LP
03095412797	2797	Tanger Outlets-The Arches	10/23/2008	10/31/2013	Active	DEER PARK ENTERPRISE LLC
03095412798	2798	Oakwood Plaza	10/10/2006	1/21/2017	Active	OAKWOOD PLAZA LP
03095412800	2800	Valley Mall Shopping Center	1/12/2007	1/31/2017	Active	VALLEY & PLAINFIELD ASSOCIATES
03095412801	2801	The Hub	9/10/2007	10/31/2017	Active	RELATED RETAIL HUB LLC
03095412802	2802	Largo Mall Shopping Center	6/8/2007	6/30/2017	Active	WEINGARTEN REALTY INVESTORS
03095412803	2803	Kendall Town and Country Ctr	6/8/2007	1/31/2018	Active	WRC PROPERTIES INC.
03095412805	2805	Winter Garden Village	7/16/2007	1/31/2018	Active	COLE MT WINTER GARDEN FL LLC
03095412806	2806	Bellair Plaza Shopping Center	5/2/2007	1/31/2018	Active	PMAT BELLAIR, LLC
03095412807	2807	South Beach Regional Center	6/13/2007	1/31/2018	Active	EQUITY ONE INC
03095412809	2809	Jamaica Avenue	3/2/2007	5/31/2017	Active	JAMAICA & MERRICK LLC
03095412810	2810	Waterford Lakes Town Center	3/8/2007	1/31/2018	Active	4508 SIMON PROPERTY GROUP
03095412811	2811	Sam Moon	5/21/2007	4/30/2012	Active	SM CENTER WOODLANDS LTD
03095412812	2812	Lincoln Square	4/30/2007	1/31/2018	Active	LINCOLN SQUARE MALL LTD
03095412813	2813	Nine West	4/27/2007	4/30/2017	Active	3605 BERGENLINE LLC
03095412814	2814	The Aboretum	3/16/2007	1/31/2018	Active	ARBORETUM JOINT VENTURE

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095412815	2815	Vermont And Wilshire	6/13/2007	1/31/2018	Active	WILSHIRE VERMONT HOUSING PARTN
03095412816	2816	Town Center North	5/15/2007	1/31/2018	Active	WOLFORD DEVELOPMENT INC.
03095412817	2817	Oakleaf Plantation	1/25/2008	1/31/2018	Active	ARGYLE FOREST RETAIL I LLC
03095412819	2819	Estate of Joseph B Allen, Jr	4/30/2007	10/31/2012	Active	ESTATE OF JOSEPH B ALLEN JR
03095412820	2820	Tanger Outlets-Pittsburg	8/29/2008	8/31/2013	Active	TANGER PROPERTIES LP
03095412823	2823	Carrollwood Commons	9/1/2007	10/31/2017	Active	KIMCO CARROLLWOOD 664 INC
03095412824	2824	Festival Center	10/13/2007	10/31/2018	Active	KIMCO RETAIL -MOBILE FESTIVAL
03095412825	2825	Merchants Walk	10/2/2007	10/31/2017	Active	KIMCO LAKELAND 123 INC
03095412827	2827	Houston Premium Outlets	3/27/2008	1/31/2019	Active	HOUSTON PREMIUM OUTLETS
03095412828	2828	Las Palmas Marketplace	11/15/2007	1/31/2018	Active	A.D.D. HOLDINGS LP 2828
03095412829	2829	Scottsdale Fiesta	1/31/2008	1/31/2018	Active	SCOTTSDALE FIESTA RETAIL CTR L
03095412830	2830	Hammond Aire Plaza	1/18/2008	1/31/2018	Active	KIMCO BATON ROUGE 1183 LLC
03095412832	2832	Clearwater Mall	3/25/2008	1/31/2019	Active	CENTRO NP CLEARWATER MALL LLC
03095412836	2836	Alameda Town Center	2/1/2008	1/31/2019	Active	HARSCH INVESTMENT REALTY LLC
03095412837	2837	Inland US Management LLC	9/1/2006	8/31/2011	Active	INLAND US MANAGEMENT LLC
03095412838	2838	Central Park	3/24/2006	3/31/2013	Active	CENTRAL PARK MARKETPLACE HOLDI
03095412839	2839	Plaza Mexico	9/28/2006	9/30/2016	Active	PLACO INVESTMENT LLC
03095412840	2840	Brick Plaza	3/15/2006	5/31/2016	Active	FEDERAL REALTY INVESTMENT TRUS
03095412842	2842	The Outlet Shopps at Oshkosh	5/8/2008	1/31/2019	Active	THE OUTLET SHOPPES AT OSHKOSH
03095412843	2843	Black Rock Turnpike Mall	8/19/2008	7/31/2018	Active	SUN REALTY ASSOCIATES LLC
03095412846	2846	Plaza Rio Hondo	6/30/2008	1/31/2009	Month-to-Month	DDR RIO HONDO LLC SE
03095412850	2850	Prime Outlets - PR Barcelonett	11/2/2008	1/31/2019	Active	PRIME OUTLETS @ PR BARCELONETT
03068442975	2975	Sawgrass Mills	10/30/2006	11/30/2016	Active	SAWGRASS MILLS SHOPPING MALL
03093942977	2977	Forest Promenade	6/11/2008	1/31/2009	Month-to-Month	MASON AVENUE HOLDING CORP.
03095423008	3008	The Gallery at Harbor Place	9/2/1987	1/31/2017	Active	BALTIMORE CENTER ASSOC. LP
03095423010	3010	Perimeter Mall	9/25/1987	1/31/2009	Month-to-Month	PERIMETER MALL LLC
03089543133	3133	The Brickyard	9/1/2006	8/31/2011	Active	INLAND US MANAGEMENT LLC
03089543134	3134	Plaza Mexico	9/28/2006	9/30/2016	Active	PLACO INVESTMENT LLC
03095413204	3204	Wrentham Village Outlets	10/20/1997	10/31/2017	Active	CPG PARTNERS L.P.
03098623210	3210	Menlo Park Mall	9/27/1991	1/31/2019	Active	4666 SHOPPING CENTER ASSOC.
03095424002	4002	The Gardens	10/5/1988	1/31/2017	Active	FORBES/COHEN FLORIDA PROP LP
03095424002	4002	The Gardens Promotional Fund	10/5/1988	1/31/2017	Active	GARDENS PROMOTIONAL FUND
03095424003	4003	Oak Court	9/15/1988	5/31/2015	Active	4668 SHOPPING CENTER ASSOC
03095424004	4004	Tysons Corner Center	10/27/1988	10/31/2017	Active	TYSONS CORNER HOLDINGS LLC
03095424004	4004	Tysons Corner Center	10/27/1988	10/31/2017	Active	TYSONS CORNER HOLDINGS LLC
03095424005	4005	Stonestown Galleria	8/1/1988	12/31/2011	Active	STONESTOWN SHOPPING CENTER LP
03095424007	4007	Willowbrook Mall	9/16/1988	5/31/2012	Active	WILLOWBROOK MALL LP
03095424014	4014	Broward Mall	11/25/1988	2/28/2011	Active	BROWARD MALL
03095425001	5001	Woodfield Mall	5/5/1989	3/31/2017	Active	WOODFIELD ASSOCIATES
03095425002	5002	Sherman Oaks Fashion Square	5/30/1990	1/31/2019	Active	SHERMAN OAKS FASHION ASSOCIATE

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095425010	5010	Beachwood Place	9/29/1989	1/31/2017	Active	BEACHWOOD PLACE
03095425010	5010	Beachwood Place	9/29/1989	1/31/2017	Active	BEACHWOOD PLACE
03095425010	5010	Beachwood Place Mall-Storage	4/1/2007	1/31/2009	Month-to-Month	BEACHWOOD PLACE MALL STORAGE
03095425011	5011	Fashion Ctr at Pentagon City	7/1/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03095425011	5011	Fashion Ctr at Pentagon City	7/1/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03095425011	5011	Fashion Ctr at Pentagon City	7/1/2006	6/30/2009	Active	FASHION CENTER @ PENTAGON CITY
03095425011	5011	Fashion Ctr.@ Pentagon City	11/22/1989	1/31/2018	Active	1116 FASHION CENTRE ASSOC--501
03095426005	6005	Freehold Raceway Mall	8/1/1990	1/31/2011	Active	FREEHOLD RACEWAY MALL MARKETIN
03095426006	6006	Westfarms Mall	7/20/1990	1/31/2015	Active	WESTFARMS ASSOCIATES
03095426011	6011	Beverly Center	6/16/1990	1/31/2017	Active	LA CIENEGA ASSOCIATES
03095426012	6012	Cherry Creek Mall	8/18/1990	1/31/2018	Active	TAUBMAN-CHERRY CREEK LP
03095426015	6015	Cherry Hill Mall	4/5/1990	1/31/2018	Active	CHERRY HILL CENTERS
03095426015	6015	Cherry Hill Mall	4/5/1990	1/31/2018	Active	CHERRY HILL CENTERS
03095426016	6016	Kenwood Towne Centre	8/6/1997	4/30/2014	Active	KENWOOD MALL, LLC
03095426021	6021	Roosevelt Field Mall	11/21/1990	1/31/2015	Active	4836 THE RETAIL PROPERTY TRUST
03095426021	6021	Roosevelt Field Mall-Storage	4/10/2007	2/28/2009	Active	ROOSEVELT FIELD MALL
03095426022	6022	Galleria at South Bay	11/4/1990	1/31/2011	Active	SOUTH BAY CENTER LLC
03093126100	6100	Hamilton Place	6/22/1994	1/31/2009	Active	HAMILTON PLACE
03093126101	6101	South Coast Plaza	2/1/1986	1/9/2009	S	SOUTH COAST PLAZA
03093126103	6103	Cary Town Center	11/11/1994	1/31/2011	Active	CARY VENTURE LIMITED PARTNERSH
03093126104	6104	Westfarms Mall	6/24/1985	1/31/2016	Active	WESTFARMS ASSOCIATES
03093126105	6105	Bridgewater Commons	4/1/1988	1/31/2012	Active	BRIDGEWATER COMMONS MALL II, L
03093126110	6110	Boynton Beach Mall	11/23/1985	1/31/2017	Active	8142 BOYNTON JCP ASSOC. LTD.
03093126110	6110	Boynton Beach Mall	11/23/1985	1/31/2017	Active	8142 BOYNTON JCP ASSOC. LTD.
03093126111	6111	Regency Square	9/23/1986	4/30/2009	Active	TRG-REGENCY SQUARE ASSOCIATES
03093126116	6116	Easy Spirit	1/29/1996	1/31/2018	Active	RODNEY COMPANY
03093126117	6117	Livingston Mall	8/1/1988	4/30/2011	Active	4828 LIVINGSTON MALL VENTURE--
03093126118	6118	Woodbridge Center	10/26/1978	7/31/2013	Active	WOODBRIDGE CENTER INC
03093126126	6126	South Hills Village	2/8/1988	1/31/2009	Month-to-Month	SOUTH HILLS VILLAGE ASSOC LP
03093126127	6127	Landmark Center	8/10/1989	10/31/2011	Active	LANDMARK MALL
03093126128	6128	South Park Mall	5/8/1989	10/31/2014	Active	#7605 SOUTHPARK
03093126129	6129	Lakeside Mall	11/1/1989	3/31/2009	Active	GREATER LAKESIDE CORP.
03093126132	6132	Century III Mall	8/1/1990	1/31/2009	Month-to-Month	8245 CENTURY III MALL L.P.
03093126133	6133	Kenwood Towne Centre	11/11/1988	10/31/2017	Active	KENWOOD MALL, LLC
03093126135	6135	Ross Park Mall	10/11/1986	2/28/2011	Active	3107 PENN ROSS JOINT VENTURE
03093126137	6137	Quaker Bridge Mall	8/1/1991	1/31/2012	Active	LAWRENCE ASSOCIATES
03093126140	6140	Columbia Mall	8/1/1992	3/31/2017	Active	THE MALL IN COLUMBIA
03093126143	6143	Wheaton Plaza Regional SC	10/30/1987	1/31/2013	Active	WHEATON PLAZA REGIONAL SC LLP
03093126149	6149	Paramus Park Shopping Center	11/1/1992	1/31/2013	Active	PARAMUS PARK SHOPPING CENTER L
03093126151	6151	Freehold Raceway Mall	4/14/1993	4/30/2018	Active	FREEHOLD RACEWAY MALL MARKETIN

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03093126154	6154	Westfield Shoppingtown North C	8/10/1992	1/31/2013	Active	WESTFIELD CORPORATION INC.
03093126155	6155	Westfield Shoppingtown Montgom	10/1/1992	6/30/2013	Active	MONTGOMERY MALL LLC
03093126156	6156	Kings Plaza Shopping Center	11/27/1992	2/28/2013	Active	ALEXANDER’S KINGS PLAZA CENTER
03093126157	6157	Brandon Shopping Center Ptnrs.	5/1/2007	1/31/2018	Active	BRANDON SHOPPING CENTER PTNRS.
03093126157	6157	Westfield Shoppingtown Brandon	5/1/2007	1/31/2018	Active	BRANDON SHOPPING CENTER PTNRS.
03093126158	6158	Potomac Mills	8/11/1992	1/31/2012	Active	MOAC MALL HOLDINGS LLC
03093126159	6159	St. Louis Galleria	2/23/1993	4/30/2014	Active	SAINT LOUIS GALLERIA LLC
03093126160	6160	The Westchester	3/17/1995	3/31/2015	Active	4676 WESTCHESTER MALL LLC
03093126166	6166	Lynnhaven Mall	5/1/1995	1/31/2016	Active	LYNNHAVEN MALL LLC
03093126167	6167	Montclair Plaza	10/1/1991	1/31/2014	Active	MONTCLAIR PLAZA LLC
03093126170	6170	Glendale Galleria	9/1/1993	8/31/2013	Active	GLENDALE GALLERIA
03093126171	6171	Embarcadero Center	12/19/1979	12/31/2012	Active	BOSTON PROPERTIES-EMBARCADERO
03093126174	6174	Houston Galleria II	11/2/1993	2/28/2013	Active	7623 SA GALLERIA IV LP
03093126176	6176	Oakland Mall	12/2/1993	1/31/2010	Active	URBANCAL OAKLAND MALL LLC
03093126177	6177	Rockaway Town Square	8/10/1977	12/31/2012	Active	4835 ROCKAWAY CENTER ASSOC-61
03093126178	6178	Arrowhead Town Ctn.	10/13/1993	12/31/2008	Closed	NEW RIVER ASSOCIATES
03093126179	6179	Springfield Mall	4/15/1992	12/31/2014	Active	FRANCONIA TWO LP
03093126180	6180	Tysons Corner Center	12/17/1993	1/31/2014	Active	TYSONS CORNER, LLC
03093126182	6182	Garden State Plaza	12/4/1990	1/31/2014	Active	WESTLAND GARDEN STATE LLC-618
03093126183	6183	Rosedale Center	1/3/1994	1/31/2009	Month-to-Month	ROSEDALE CENTER
03093126185	6185	Annapolis Mall	3/17/1994	1/31/2010	Active	ANNAPOLIS MALL LP
03093126188	6188	Walden Galleria	5/1/1989	4/30/2019	Active	PYRAMID WALDEN COMPANY LP
03093126192	6192	Collin Creek Mall	4/14/1994	4/30/2009	Active	COLLIN CREEK MANAGEMENT CO.
03093126195	6195	Hanes Mall	8/19/1994	1/31/2009	Month-to-Month	JG WINSTON-SALEM LLC
03093126197	6197	Southern Park Mall	10/19/1993	7/31/2009	Active	SIMON CAPITAL GP
03093126198	6198	Colonie Center	6/16/1994	1/31/2018	Active	FMP COLONIE LLC
03093126201	6201	Natick Mall	10/12/1994	1/31/2009	Month-to-Month	NATICK MALL
03093126207	6207	Laurel Park Mall	7/23/1994	6/30/2016	Active	LAUREL PARK RETAIL PROP
03093126208	6208	Tri-County Mall	9/22/1994	9/30/2009	Active	THOR GALLERY AT TRI COUNTY, LL
03093126209	6209	Monroeville Mall	3/1/1988	2/28/2011	Active	CBL/MONROEVILLE LP
03093126222	6222	Southdale Center	11/30/1994	1/31/2009	Month-to-Month	SOUTHDALE LP
03093126225	6225	Santa Anita Fashion Park	11/16/1995	11/30/2015	Active	WESTFIELD SHOPPINGTOWN SANTA A
03093126227	6227	Roosevelt Field Mall	6/7/1995	3/31/2015	Active	4836 THE RETAIL PROPERTY TRUST
03093126227	6227	Roosevelt Field Mall	2/1/2007	1/31/2009	Active	ROOSEVELT FIELD MALL
03093126239	6239	Pembroke Lakes Mall	4/10/1996	2/28/2015	Active	PEMBROKE LAKES MALL LTD
03093126245	6245	Easy Spirit	4/16/1997	2/28/2017	Active	HSBC BANK USA
03093126255	6255	Cherry Creek Mall	6/2/1996	1/31/2016	Active	TAUBMAN-CHERRY CREEK LP
03093126259	6259	Lakeforest Center	6/8/1996	1/31/2014	Active	LAKEFOREST ASSOCIATES LLC
03093126260	6260	Woodfield Mall	5/2/1996	1/31/2014	Active	WOODFIELD ASSOCIATES
03093126267	6267	Menlo Park Mall	10/22/1996	1/31/2017	Active	4666 SHOPPING CENTER ASSOC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03093126286	6286	Coral Square Mall	6/21/1997	1/31/2018	Active	9862 CORAL-CS LTD ASSOCIATES
03093126288	6288	Easy Spirit	11/21/2008	6/30/2018	Active	CROSS COUNTY S.C.
03093126290	6290	Easy Spirit	2/14/1997	10/31/2011	Active	182 BROADWAY REALTY LLC
03093126306	6306	Galleria Mall	4/1/1998	1/31/2010	Active	GALLERIA AT WHITE PLAINS
03093126315	6315	Galleria at Sunset	2/28/1996	1/31/2009	Active	FOREST CITY MGMT. INC.
03093126320	6320	Easy Spirit	9/12/1997	7/31/2012	Active	MARSH & McLENNAN COMPANIES, IN
03093126327	6327	Burlington Mall	7/1/1997	1/31/2009	Month-to-Month	4822 BELLWETHER PROP OF MA
03093126329	6329	Willowbrook Mall	12/5/1997	1/31/2018	Active	WILLOWBROOK MALL LP
03093126329	6329	Willowbrook Mall	12/5/1997	1/31/2018	Active	WILLOWBROOK MALL LP
03093126339	6339	Westside Pavilion	12/15/1997	1/31/2013	Active	MACERICH WESTSIDE LP
03093126341	6341	White Flint Mall	11/22/1997	11/30/2017	Active	WHITE FLINT LP
03093126345	6345	MacArthur Ctr.	3/12/1999	1/31/2010	Active	MACARTHUR SHOPPING CENTER
03093126347	6347	Citrus Park Town Center	3/3/1999	2/28/2010	Active	CITRUS PARK VENTURE L.P.
03093126353	6353	Traingle Towne Center	8/14/2002	12/27/2008	Active	TRIANGLE TOWN CENTER LLC
03093126354	6354	Fashion Show	11/1/2002	10/31/2012	Active	FASHION SHOW MGMT.,LLC
03093126360	6360	Aventura Mall	10/11/2003	10/31/2013	Active	AVENTURA MALL VENTURE
03093126362	6362	Newport Centre Mall	12/10/2004	12/31/2014	Active	2810 NEWPORT CENTER LLC
03093126363	6363	Fair Oaks	5/7/2005	1/31/2015	Active	FAIRFAX COMPANY OF VIRGINIA LL
03093126364	6364	Northbrook Court	3/1/1996	2/28/2009	Active	WESTCOAST ESTATES
03093126365	6365	Shoppingtown Mall	12/15/2004	12/31/2014	Month-to-Month	SHOPPINGTOWN MALL LLC
03093126367	6367	Northlake Mall	9/15/2005	1/31/2015	Active	TRG CHARLOTTE LLC
03093126368	6368	Dulles Town Center	9/3/2005	9/30/2015	Active	DULLES TOWN CENTER MALL LLC
03093126369	6369	The Shops at LaCantera	9/16/2005	9/30/2015	Active	THE SHOPS AT LA CANTERA
03093126370	6370	Northpark Center	4/21/2006	4/30/2016	Active	NORTHPARK PARTNERS LP
03093126371	6371	Broward Mall	8/1/2006	8/31/2016	Active	BROWARD MALL
03093126373	6373	Mallat Fairfield Commons	3/19/2007	1/31/2018	Active	MFC BEAVERCREEK LLC
03093126374	6374	The Village at Lake Sumter	2/1/2007	1/31/2018	Active	THE VILLAGES OPERATING CO.
03093126378	6378	Valley Square Shopping Center	9/18/2007	1/31/2018	Active	VALLEY SQUARE LIFESTYLE LP
03093126380	6380	Town Center at Boca Raton	4/25/2008	1/31/2019	Active	4839 TOWN CNTR @ BOCA RATON -
03093126381	6381	2255 Holding Co.	6/1/2007	12/31/2016	Active	2255 HOLDING CO.
03093126382	6382	Fairlane Town Center, LLC	11/13/2008	1/31/2018	Active	FAIRLANE TOWN CENTER
03093116706	6706	VF Factory Stores of America	3/26/1983	2/22/2022	Active	KAY WINDSOR INC
03093116707	6707	Cape Cod Factory Mall	11/25/1988	11/30/2009	Active	HIGH ROCK FACTORY OUTLET ROAD
03093116719	6719	St. Augustine Premium Outlets	11/2/1990	4/30/2015	Active	CPG PARTNERS L.P.
03093116722	6722	Factory Merchants	2/22/1986	2/28/2010	Active	2850 PARKWAY GENERAL PARTNERSH
03093116725	6725	Columbia Gorge Factory Stores	4/26/1991	4/30/2013	Active	CHELSEA FINANCING PARTNERSHIP,
03093116731	6731	The Crossings Premium Outlets	8/22/1991	8/31/2016	Active	CHELSEA POCONO FINANCE, LLC
03093116734	6734	Williamsburg Pottery	11/7/1981	10/31/2022	Active	WILLIAMSBURG POTTERY FACTORY I
03093116738	6738	Carolina Premium Outlets	5/26/1988	12/31/2010	Active	CPG FINANCE I, LLC - 6738
03093116739	6739	Lighthouse Place Premium Outle	5/2/1987	5/31/2015	Active	LIGHTHOUSE PLACE PREMIUM OUTLE

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03093116751	6751	Factory Merchants Branson	5/27/1988	6/30/2013	Active	CPG PARTNERS L.P.
03093116752	6752	Factory Stores of America	11/11/1989	12/31/2009	Active	DESANTIS PROPERTIES
03093116753	6753	Vanity Fair	2/13/1987	1/31/2009	Month-to-Month	INFINITY MESA, LLC
03093116755	6755	Factory Stores of America	8/25/1982	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116756	6756	VF Factory Stores of America	7/28/1989	6/30/2009	Active	BRAZOS RIVER FACTORY STORES LP
03093116758	6758	VF Factory Stores of America	8/12/1989	6/30/2010	Active	HK REALTY OF CARROLLTON, LLC
03093116759	6759	VF Factory Stores of America	6/1/1993	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116760	6760	Factory Stores Of America	10/31/1987	12/31/2009	Active	DESANTIS PROPERTIES
03093116761	6761	VF Factory Stores of America	5/12/1990	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116762	6762	Factory Stores of America	11/13/1986	4/30/2009	Active	DRAPER L.T.D. LLC
03093116764	6764	VF Factory Stores of America	11/3/1989	12/31/2009	Active	LANDERS INVESTMENTS INC
03093116766	6766	Factory Stores Of America	10/1/1988	12/31/2009	Active	CPG FINANCE II, LLC
03093116767	6767	VF Factory Stores of America	8/19/1989	12/31/2008	Active	JV RESTAURANT LLC
03093116768	6768	Factory Stores Of America	6/2/1990	12/31/2009	Active	DESANTIS PROPERTIES
03093116772	6772	Centralia Factory Outlet	10/8/1988	1/31/2009	Month-to-Month	CENTRALIA OUTLETS LLC
03093116776	6776	Tanger Outlet - Rehoboth Beach	4/14/1989	7/31/2009	Active	COROC/REHOBOTH II LLC
03093116782	6782	Hanson Outlet Mall	11/11/1989	12/31/2009	Active	DESANTIS PROPERTIES
03093116803	6803	Prime Outlets - Birch Run	10/4/1986	1/31/2010	Active	BIRCH RUN OUTLETS II LLC
03093116804	6804	Osage Beach Premium Outlets	5/31/1987	12/31/2009	Active	CPG PARTNERS L.P.
03093116805	6805	Vanity Fair Wyomissing	10/15/1983	2/22/2022	Active	VF OUTLET INC.
03093116807	6807	New Braunfels Factory Center	3/14/1988	2/22/2022	Active	NEW BRAUNFELS MARKETPLACE LP
03093116808	6808	Factory Stores Of America	6/10/1993	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116809	6809	Factory Stores of America	6/10/1993	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116810	6810	Factory Stores of America	6/10/1993	1/31/2009	Month-to-Month	USC-TEXAG, LLC.
03093116811	6811	VF Factory Stores of America	6/10/1993	6/30/2010	Active	F.A. MANAGEMENT CORP
03093116815	6815	Harmon Cove	6/28/1996	12/31/2009	Active	HARTZ MOUNTAIN IND. INC.
03093116828	6828	Prime Outlets - Grove City	11/15/1996	1/31/2013	Active	GROVE CITY FTRY SHOPS LP & WAC
03093116830	6830	Adirondack Factory	8/15/1996	12/31/2010	Active	ADIRONDACK OUTLET MALL
03093116832	6832	Prime Outlets - Lee	5/8/1997	5/31/2012	Active	LEE OUTLETS LLC
03093116844	6844	Rockvale Square	10/18/1996	1/31/2012	Active	ROCKVALE OUTLETS
03093116846	6846	Maine Outlet Mall	11/9/1996	10/31/2010	Active	CPG KITTERY HOLDINGS LLC
03093116847	6847	Prime Outlets - Orlando	7/13/1990	7/31/2017	Active	ORLANDO OUTLET OWNER LLC
03093116855	6855	Prime Outlets - Queenstown	7/25/1989	12/31/2012	Active	SECOND HORIZON GROUP LP
03093116863	6863	Prime Outlets - Williamsburg	8/29/1997	8/31/2012	Active	WILLIAMSBURG OUTLETS LLC
03093116868	6868	Prime Outlets - Ellenton	10/15/1992	2/28/2015	Active	GULF COAST FTY SHOPS LP/WACHOV
03093116874	6874	Tanger Outlet Center	4/24/1993	4/30/2018	Active	TANGER PROPERTIES LP
03093116887	6887	Belz Factory Outlet	3/1/1991	2/28/2012	Active	FOM PIGEON FORGE LLC
03093116950	6950	Warrenton Outlet Center	10/29/1993	1/31/2009	Active	PPRE/WARRENTON LLC
03093116952	6952	Lakes Region Factory Stores	7/15/1994	7/31/2009	Active	COROC/LAKES REGION LLC
03093116953	6953	Edinburgh Premium Outlet	11/25/1994	11/30/2011	Active	CPG PARTNERS L.P.

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03093116956	6956	Penn’s Purchase Factory Outlet	5/20/1995	4/30/2010	Active	PENN’S PURCHASE FACTORY STORES
03093116958	6958	Hilton Head Factory Stores	4/22/1989	4/30/2009	Active	COROC/HILTON HEAD I LLC
03093116959	6959	Outlets at Anthem	9/13/1996	3/31/2009	Active	CRAIG REALTY GROUP ANTHEM LP
03093116960	6960	Pigeon Forge Outlet Partners	8/31/1996	8/31/2009	Active	PIGEON FORGE OUTLET PARTNERS L
03093116961	6961	Branson Meadows	9/14/1996	12/31/2009	Active	CPG FINANCE I, LLC - 6738
03093116962	6962	Vacaville Premium Outlets	10/20/1996	10/31/2011	Active	CPG FINANCE II, LLC
03093116964	6964	Tanger Center - Commerce	10/3/1997	1/31/2013	Active	TANGER PROPERTIES LP
03093116965	6965	The Outlets at Hershey	8/31/1996	8/31/2011	Active	FSH ASSOCIATES LP
03093116967	6967	Gilroy Premium Outlets	5/23/1997	5/31/2014	Active	GILROY PREMIUM OUTLETS LLC
03093116968	6968	Tanger Outlet - Riverhead	5/3/1997	4/30/2012	Active	TANGER PROPERTIES LP
03093116969	6969	Westbrook Factory	10/12/1996	10/31/2011	Active	RR WESTBROOK, INC.
03093116971	6971	Potomac Mills	6/6/1997	6/30/2012	Active	MALL AT POTOMAC MILLS LLC
03093116973	6973	Easy Spirit Outlet	2/13/1997	1/31/2010	Active	BSR MANAGEMENT LLC
03093116975	6975	Tanger Center - Boaz	7/18/1997	1/31/2009	Month-to-Month	NORTHEAST ENTERPRISES INC
03093116976	6976	Tanger Center - West Branch	8/22/1997	1/31/2009	Active	TANGER PROPERTIES LP
03093116978	6978	Vero Fashion Outlets LLC	8/24/1997	1/31/2010	Active	VERO FASHION OUTLETS LLC
03093116984	6984	Easy Spirit	9/3/1997	2/22/2022	Active	VILLAGE OF RIPLEY
03093116986	6986	St. Augustine Factory Outlets	7/29/1999	1/31/2013	Active	LVP ST AUGUSTINE OUTLETS LLC
03093116987	6987	Aurora Farms Premium Outlets	2/1/2000	12/31/2014	Active	CPG PARTNERS L.P.
03093116988	6988	Tanger Outlet - Myrtle Beach	5/29/1998	5/31/2010	Active	COROC/MYRTLE BEACH LLC
03093116989	6989	Prime Outlets - Calhoun	11/19/1992	1/31/2015	Active	CALHOUN OUTLETS LLC C/O WACHOV
03093116991	6991	Camarillo Premium Outlets	6/1/2001	5/31/2011	Active	CPG PARTNERS L.P.
03093116992	6992	Silver Sands Factory Outlet	7/1/2001	7/31/2013	Active	SILVER SANDS JOINT VENTURE PAR
03093116993	6993	N. Georgia Premium Outlets	7/1/2001	9/30/2011	Active	CPG PARTNERS L.P.
03093116994	6994	Discover Mills	11/1/2001	1/31/2009	S	SUGARLOAF MILLS LP-6994
03093116996	6996	Allen Premium Outlets	11/3/2001	11/30/2011	Active	CHELSEA ALLEN DEVELOPMENT, L.P
03093116999	6999	Leesburg Corner Premium Outlet	3/14/2002	1/31/2009	Month-to-Month	CPG PARTNERS L.P.
03095427001	7001	Kings Plaza Shopping Center	3/27/1991	8/31/2012	Active	ALEXANDER’S KINGS PLAZA CENTER
03095427002	7002	Menlo Park Mall	9/27/1991	1/31/2019	Active	4666 SHOPPING CENTER ASSOC.
03095427005	7005	Southdale Center	8/21/1991	1/31/2009	Month-to-Month	SOUTHDALE LP
03095427007	7007	Montgomery Mall	10/18/1991	6/30/2012	Active	MONTGOMERY MALL
03095427008	7008	Oakbrook Shopping Center	4/5/1991	3/31/2011	Active	OAKBROOK SHOPPING CENTER LLC
03095427010	7010	South Park Mall Storage	10/1/2007	6/30/2009	Active	SOUTH PARK MALL LIMITED PARTNE
03095427010	7010	Southpark Mall	9/5/1991	1/31/2013	Active	#7605 SOUTHPARK
03095427011	7011	South Shore Plaza	11/8/2003	1/31/2013	Active	4838 BRAINTREE PROP ASSOC LP
03095427012	7012	Towson Town Center	10/16/1991	10/31/2010	Active	TOWSON TC, LLC
03095427013	7013	Mall at Green Hills	8/31/1991	1/31/2012	Active	THE MALL AT GREEN HILLS MANAGE
03095427014	7014	Walden Galleria	10/31/1991	2/28/2018	Active	PYRAMID WALDEN CO LP
03095427016	7016	Crossgates Mall	4/17/1992	1/31/2009	Active	CROSSGATES MALL CO. NEWCO LLC
03095427018	7018	Scottsdale Fashion Square	10/18/1991	12/31/2012	Active	SCOTTSDALE FASHION SQUARE PTSH

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095427022	7022	South Coast Plaza	11/19/1991	1/31/2012	Active	SOUTH COAST PLAZA
03095427100	7100	Mall of America	8/11/1992	1/31/2013	Active	MOAC MALL HOLDINGS LLC
03095427103	7103	Embarcadero Center	4/23/1992	5/31/2012	Active	BOSTON PROPERTIES-EMBARCADERO
03095427106	7106	Reston Town Center	11/5/1992	4/30/2009	Active	RESTON TOWN CENTER PROPERTY LL
03095427108	7108	Paseo Nueva Mall	11/27/1992	1/31/2018	Active	I&G DIRECT REAL ESTATE 3. LP
03095427108	7108	Paseo Nueva Mall	11/1/1998	1/31/2009	Month-to-Month	PAVILION
03095427111	7111	Glendale Galleria	8/21/1992	7/31/2011	Active	GLENDALE GALLERIA
03095427114	7114	University Town Center	11/21/1992	1/31/2015	Active	UNIVERSITY TOWNE CENTRE - 711
03095427115	7115	Pioneer Place	9/23/1992	1/31/2009	Month-to-Month	PIONEER PLACE LP
03095427116	7116	Westlake Mall	9/28/1992	1/31/2009	Month-to-Month	WESTLAKE CENTER ASSOCIATES
03095427117	7117	Burlington Mall	11/27/1992	1/31/2009	Month-to-Month	4822 BELLWETHER PROP OF MA
03095427118	7118	Westfield Shoppingtown Garden	11/27/1992	6/30/2013	Active	WESTFIELD GARDEN STATE PLAZA L
03095427119	7119	Westside Pavilion	11/10/1992	1/31/2019	Active	MACERICH WESTSIDE LP
03095427121	7121	Mall St. Matthews	12/20/1992	1/31/2010	Active	MALL ST MATTHEWS LP
03095427122	7122	San Francisco Center	2/1/2005	1/31/2015	Active	SAN FRANCISCO SHOPPING CTR ASS
03095427200	7200	Hillsdale Mall	3/31/1993	1/31/2009	Month-to-Month	BOHANNON DEVELOPMENT COMPANY
03095427202	7202	Stanford Shopping Center	4/28/1993	5/31/2013	Active	4692 SPG CENTER LLC
03095427203	7203	Lakeside Mall	5/8/1993	1/31/2017	Active	GREATER LAKESIDE SHOPPING CENT
03095427203	7203	Lakeside Mall	5/8/1993	1/31/2017	Active	GREATER LAKESIDE SHOPPING CENT
03095427203	7203	U-Haul International	12/29/2006	1/31/2009	Month-to-Month	U-HAUL INTERNATIONAL
03095427204	7204	Bellevue Square	6/6/1993	7/31/2014	Active	BELLEVUE SQUARE LLC
03095427208	7208	Dallas Galleria	8/14/1993	1/31/2014	Active	GALLERIA MALL INVESTORS LP
03095427209	7209	Downtown Plaza	10/20/1993	1/31/2009	Month-to-Month	DOWNTOWN PLAZA LLC
03095427214	7214	Highland Mall	8/28/1993	4/30/2011	Active	HIGHLAND MALL JV
03095427216	7216	The Grove at Shrewsbury	10/16/1993	1/31/2014	Active	RTE 35 SHREWSBURY LTD.
03095427300	7300	The Westchester	3/17/1995	3/31/2015	Active	4676 WESTCHESTER MALL LLC
03095427300	7300	The Westchester Storage	2/1/2007	1/31/2009	Active	THE WESTCHESTER STORAGE
03095427303	7303	Shops at Liberty Place	11/17/1993	1/31/2014	Active	LIBERTY PLACE RETAIL ASSOC. LP
03095427304	7304	Fashion Mall at Keystone Cross	11/17/1993	1/31/2014	Active	SDG FASHION MALL LP
03095427307	7307	Central Ave.	11/24/1993	1/31/2009	Active	NATIONWIDE MGMT CORP
03095427310	7310	Warwick Mall	11/26/1993	1/31/2012	Active	WARWICK MALL
03095427311	7311	Circle Center Mall	9/8/1995	1/31/2016	Active	0564 CIRCLE CENTRE MALL LLC
03095427313	7313	Eastview Commons	10/2/1995	3/31/2016	Active	EASTVIEW MALL, LLC
03095427314	7314	Natick Mall	10/12/1994	1/31/2009	Month-to-Month	GGP-NATICK COLLECTION
03095427317	7317	Nine West	10/20/1994	1/11/2017	Active	METROPOLITAN TRANSPORTATION AU
03095427321	7321	Willowbrook Mall	5/13/1994	1/31/2014	Active	GGP WILLOWBROOK LP
03095427327	7327	Nine West	9/22/1994	12/31/2012	Active	YEUNG CHI SHING, INC.
03095427328	7328	Tower Place Mall	6/4/1994	1/31/2009	Month-to-Month	TPM ASSOCIATES LLC
03095427329	7329	West Shore Plaza	6/30/1994	6/30/2014	Active	GLIMCHER WESTSHORE LLC
03095427332	7332	Four Seasons Town Center	4/29/1995	7/31/2015	Active	GGP-FOUR SEASONS, LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095427333	7333	Nine West	9/17/1994	12/31/2017	Active	STEPHEN BRETT & COMPANY
03095427337	7337	Princeton Palmer Square	10/28/1994	7/31/2009	Active	PALMER SQUARE LP
03095427338	7338	Nine West	12/30/1994	12/31/2016	Active	577 RETAIL LLC
03095427339	7339	Coral Square Mall	1/1/1995	1/31/2017	Active	9862 CORAL-CS LTD. ASSOCIATES
03095427339	7339	Coral Square Mall	1/1/1995	1/31/2017	Active	9862 CORAL-CS LTD. ASSOCIATES
03095427339	7339	Coral Square Mall	6/1/2008	5/31/2009	Active	CORAL SQUARE MALL
03095427340	7340	Miami International Mall	12/23/1994	12/31/2013	Active	9780 MALL AT MIAMI INTERNATION
03095427340	7340	Miami International Mall	4/1/2007	3/31/2009	Active	MIAMI INT’L MALL
03095427342	7342	Haywood Mall	3/18/1995	3/31/2015	Active	4825 SPG,L.P. AS AGENTS FOR
03095427343	7343	Nine West	12/30/1994	5/31/2014	Active	BANK OF AMERICA,N.A.
03095427345	7345	Nine West	1/21/1995	12/31/2015	Active	RICKY HUEY
03095427350	7350	Ala Moana Center	11/9/1996	1/31/2016	Active	GGP ALA MOANA L.L.C.
03095427351	7351	Orlando Fashion Sq. Mall	8/22/1995	1/31/2009	Month-to-Month	PR ORLANDO FASHION SQUARE LLC
03095427352	7352	Mall Del Norte Shopping Center	6/23/1995	7/31/2015	Active	MALL DEL NORTE LLC
03095427354	7354	Santa Anita Fashion Park	5/13/1995	6/30/2015	Active	WESTFIELD SHOPPINGTOWN SANTA A
03095427355	7355	Northpark Mall	4/12/1995	3/31/2015	Active	NORTHPARK MALL
03095427356	7356	Crabtree Valley Mall	3/11/1995	3/31/2015	Active	CVM HOLDINGS, LLC
03095427357	7357	Regency Square	5/13/1995	4/30/2011	Active	TRG-REGENCY SQUARE ASSOCIATES
03095427359	7359	Tower City Mall	3/31/1995	1/31/2016	Active	TOWER CITY AVENUE LLC
03095427364	7364	Cielo Vista Mall	5/3/1995	1/31/2018	Active	0511 SIMON PROP GRP (TX) LP
03095427365	7365	Laurel Park Place	6/22/1995	9/30/2015	Active	LAUREL PARK RETAIL PROP
03095427369	7369	University Park Village	11/16/1995	12/31/2015	Active	UCR ASSET SERVICES
03095427372	7372	Mall at Steamtown	7/26/1995	12/31/2010	Active	STEAMTOWN MALL PARTNERS
03095427379	7379	Somerset Collection	8/15/1996	1/31/2017	Active	FRANKEL/FORBES-COHEN ASSOCIATE
03095427379	7379	Somerset Collection M/A Dues	8/15/1996	1/31/2017	Active	SOMERSET COLLECTION MERCHANTS
03095427380	7380	Nine West	8/22/1996	1/21/2011	Active	SAHAAR REALTY CORP.
03095427385	7385	Pembroke Lakes Mall	12/21/1995	1/31/2014	Active	PEMBROKE LAKES
03095427385	7385	Pembroke Lakes Mall	2/9/2006	2/29/2008	Active	PEMBROKE LAKES MALL
03095427386	7386	Los Cerritos Center	5/25/1996	6/30/2015	Active	MACERICH CERRITOS LLC
03095427387	7387	Charlottesville Fashion Sq.	3/1/1996	3/31/2016	Active	4661 SHOPPING CENTER ASSOC
03095427388	7388	Riverwalk	12/29/1995	2/28/2010	Active	RIVERWALK MARKETPLACE
03095427392	7392	Mall of Louisiana	10/29/1997	1/31/2017	Active	GGP MALL OF LOUISIANA LP
03095427393	7393	Wolfchase Galleria	2/26/1997	2/28/2017	Active	GALLERIA AT WOLFCHASE LLC
03095427394	7394	Providence Place	8/20/1999	8/20/2009	Active	ROUSE PROVIDENCE LLC
03095427395	7395	Nine West	10/17/1996	10/31/2012	Active	7TH STREET ASSOCIATES
03095427400	7400	Penn Square Mall	10/17/1996	12/31/2016	Active	7603 PENN SQUARE MALL
03095427400	7400	Penn Square Mall	10/17/1996	12/31/2016	Active	7603 PENN SQUARE MALL
03095427400	7400	Penn Square Mall-Storage	11/1/2006	10/31/2009	Active	PENN SQUARE MALL
03095427407	7407	The Avenues	5/11/1991	6/30/2011	Active	8087 JACKSONVILLE AVENUES LP
03095427407	7407	The Avenues	1/1/2006	1/31/2009	Month-to-Month	THE AVENUES

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095427408	7408	The Galleria Mall	6/10/1997	12/31/2017	Active	KEYSTONE FLORIDA PROP HOLDING
03095427408	7408	The Galleria Mall	6/10/1997	12/31/2017	Active	KEYSTONE FLORIDA PROP HOLDING
03095427409	7409	Nine West	3/26/1998	12/31/2017	Active	KING @ MARKET LP
03095427413	7413	The Arboretum	7/22/1997	1/31/2013	Active	4602 SPG ARB ASSOCIATES L.P.
03095427414	7414	Galleria Mall	10/10/1997	1/31/2009	Month-to-Month	GALLERIA AT WHITE PLAINS
03095427416	7416	Green Acres Mall	7/23/1997	1/31/2018	Active	GREEN ACRES MALL LLC
03095427418	7418	Union Station	12/5/1997	1/31/2009	Month-to-Month	UNION STATION INVESTCO LLC
03095427421	7421	Newport Centre Mall	10/2/1997	1/31/2018	Active	2810 NEWPORT CENTRE LLC
03095427425	7425	White Flint Mall	11/22/1997	11/30/2017	Active	WHITE FLINT LP
03095427428	7428	Atrium at Chestnut	3/3/1998	1/31/2009	Month-to-Month	MAYFLOWER ATRIUM LLC
03095427429	7429	Hanes Mall	3/21/1998	1/31/2019	Active	JG WINSTON-SALEM LLC
03095427433	7433	Pitt Airport	5/15/1998	12/31/2016	Active	BAA PITTSBURGH INC.
03095427435	7435	Valencia Town Center	12/1/1998	1/31/2009	Active	VALENCIA TOWN CENTER VENTURE L
03095427442	7442	Citrus Park Town Center	3/3/1999	2/28/2009	Active	CITRUS PARK VENTURE LP
03095427445	7445	Houston Galleria	6/15/1984	2/28/2013	Active	7623 SA GALLERIA IV LP
03095427445	7445	Houston Galleria	2/15/2008	1/31/2009	Month-to-Month	THE GALLERIA
03095427446	7446	Dadeland Mall	7/14/1984	3/31/2014	Active	SDG DADELAND ASSOCIATES, INC.
03095427448	7448	Water Tower Mall	5/25/2001	9/30/2018	Active	ROUSE (WATER TOWER LLC)
03095427448	7448	110 N. Wacker Dr.	5/25/2001	9/30/2018	Active	ROUSE (WATER TOWER LLC)
03095427450	7450	The Shops at Willow Bend	8/20/2001	1/31/2010	Active	WILLOW BEND ASSOCIATES LP
03095427451	7451	Nine West	9/16/1995	4/30/2010	Active	HINES 425 LEXINGTON AVE LLC
03095427453	7453	Triangle Towne Center	8/14/2002	12/27/2008	Active	TRIANGLE TOWN CENTER
03095427454	7454	Mall of Millennia	10/18/2002	1/31/2011	Active	FORBES TAUBMAN ORLANDO LLC
03095427454	7454	Mall of Millennia Promo Fund	10/18/2002	1/31/2011	Active	THE MALL AT MILLENIA PROMOTION
03095427455	7455	Nine West	5/19/1995	11/30/2009	Active	CEDAR MANAGEMENT CORP.
03095427456	7456	Fashion Show	10/2/2002	9/30/2012	Active	FASHION SHOW MGMT., LLC
03095427456	7456	Fashion Show Mall-Storage	3/1/2007	2/28/2009	Active	ROUSE-FS LLC
03095427457	7457	Nine West	7/23/2002	6/9/2012	Active	CABR A/A/F MTA 2 BROADWAY TRUS
03095427459	7459	Independence Mall	9/25/2002	6/30/2012	Active	CENTRO INDEPENDENCE LLC
03095427461	7461	Hollywood and Highland	7/6/2002	7/31/2012	Active	CIM/H&H RETAIL,L.P.
03095427462	7462	Coastland Center	10/19/2002	1/31/2015	Active	COASTLAND CENTER L.P.
03095427463	7463	Livingston Mall	4/23/2003	4/30/2023	Active	4828 LIVINGSTON MALL VENTURE
03095427464	7464	Nine West	3/17/1994	12/31/2013	Active	701 N. MICHIGAN LLC
03095427467	7467	Nine West	11/16/1995	1/31/2011	Active	A. ELKINS TRUST & GEORGE ELKIN
03095427470	7470	Clark Street	7/2/2003	7/31/2013	Active	NOP-HINES AAF HB BUILDING LLC
03095427471	7471	Hyatt Regency Waikiki	11/26/2003	9/30/2013	Active	HYATT REGENCY WAIKIKI
03095427472	7472	Town & Country Partnership	10/10/1996	10/31/2010	Active	TOWN & COUNTRY PARTNERSHIP
03095427473	7473	The Mall at Wellington Green	11/8/2003	1/31/2013	Active	TJ PALM BEACH ASSOCIATES L.P.
03095427474	7474	The Mall at Short Hills	4/3/2004	1/31/2014	Active	SHORT HILLS ASSOCIATES LLC
03095427475	7475	The Shoppes at Farmington	11/17/2004	11/30/2014	Active	W/S PEAK CANTON PROPERTIES LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095427476	7476	Wheaton Plaza	1/10/2005	1/31/2015	Active	WHEATON PLAZA REGIONAL SC LLP
03095427477	7477	Fanueil Hall Market Place	7/2/2004	1/31/2011	Active	FANEUIL HALL MARKETPLACE INC.
03095427478	7478	LaPlaza Mall	11/15/2004	1/31/2015	Active	LA PLAZA SELF STORAGE
03095427478	7478	LaPlaza Mall	11/18/2004	1/31/2015	Active	LA PLAZA MALL
03095427479	7479	Twelve Oaks	1/31/2005	1/31/2015	Active	TWELVE OAKS MALL LP
03095427480	7480	Palisades Center	2/8/2005	2/7/2015	Active	EKLECCO NEWCO LLC
03095427481	7481	The Falls Shopping Center	9/22/2006	9/30/2016	Active	FALLS SHOPPING CENTER ASSOCIAT
03095427481	7481	The Falls Shopping Center	7/10/2007	6/30/2009	Active	THE FALLS SHOPPING CENTER ASSO
03095427482	7482	The Shops at LaCantera	4/14/2005	9/30/2015	Active	THE SHOPS AT LA CANTERA
03095427483	7483	Mall of Acadiana	11/24/2004	12/31/2014	Active	ACADIANA MALL CMBS LLC
03095427484	7484	Shoppingtown Mall	12/15/2004	12/31/2014	Month-to-Month	SHOPPINGTOWN MALL LLC
03095427485	7485	Northlake Mall	9/15/2005	1/31/2015	Active	TRG CHARLOTTE LLC
03095427486	7486	Lynnhaven Mall	4/24/2005	7/31/2015	Active	LYNNHAVEN MALL LLC
03095427487	7487	Rockefeller Plaza - Nine West	2/15/2005	2/28/2015	Active	RCPI LANDMARK PROPERTIES LLC
03095427490	7490	Westfield Shoppingtown Trumbul	5/2/2005	6/30/2015	Active	TRUMBULL SHOPPING CENTER #2 LL
03095427491	7491	Firewheel Town Center	10/7/2005	5/8/2019	Active	1308 SIMON PROPERTY GROUP(TEXA
03095427492	7492	Paramus Park Shopping Center	8/10/2005	8/31/2015	Active	PARAMUS PARK SHOPPING CENTER
03095427493	7493	West Towne Mall	8/8/2005	12/31/2015	Active	MADISON/WEST TOWNE LLC
03095427494	7494	Simi Valley Town Center	10/27/2005	10/31/2015	Active	SIMI VALLEY MALL LLC
03095427495	7495	Nine West	8/28/2006	6/30/2016	Active	SEIDMAN REALTY CO
03095427497	7497	The City Place	9/1/2006	8/31/2016	Active	CITY PLACE RETAIL LLC
03095427498	7498	Atlantic Station	4/19/2006	4/30/2016	Active	ATLANTA TOWN CENTER LLC
03095427500	7500	Mizner Park	9/22/2006	9/30/2016	Active	MIZNER PARK VENTURE, LLC
03095427501	7501	The Mall at Partridge Creek	10/15/2007	9/30/2017	Active	PATRIDGE CREEK FASHION PARK LL
03095427502	7502	Rockaway Town Square	9/8/2006	10/31/2016	Active	ROCKAWAY CENTER ASSOCIATES
03095427503	7503	Topanga Plaza	10/6/2006	6/30/2017	Active	WESTFIELD TOPANGA OWNER LP
03095427505	7505	Padre Staples Mall	8/30/2006	1/31/2017	Active	CORPUS CHRISTI RETAIL VENTURE
03095427506	7506	Westfield North County	7/1/2006	1/31/2016	Active	NORTH COUNTY FAIR
03095427507	7507	U-Haul International	9/27/2007	12/31/2008	Active	U-HAUL INTERNATIONAL
03095427507	7507	Woodlands Mall	12/29/2006	1/31/2017	Active	THE WOODLANDS MALL ASSOCIATES
03095427509	7509	The Greene Mall	12/2/2006	1/31/2017	Active	GREENE TOWN CENTER LLC
03095427510	7510	Clybourn Galleria	10/30/2006	11/30/2011	Active	CLYBOURN GALLERIA INVESTORS LL
03095427510	7510	U-Stor-IT	11/21/2006	1/31/2009	Month-to-Month	U-STOR-IT
03095427511	7511	Augusta Mall	8/21/2006	1/31/2016	Active	AUGUSTA MALL PARTNERSHIP
03095427512	7512	Kahala Mall	10/16/2006	1/31/2017	Active	KAHALA CENTER COMPANY
03095427513	7513	Bayshore Town Center	10/1/2006	1/31/2017	Active	BAYSHORE TOWN CTR LLC C/OSTEIN
03095427515	7515	Pinnacle Hills Promenade	11/20/2006	1/31/2017	Active	ROGERS RETAIL LLC
03095427516	7516	Mall of Georgia	2/6/2007	1/31/2018	Active	4852 MALL OF GEORGIA
03095427517	7517	Southside Works	3/5/2007	4/30/2017	Active	2700 EAST CARSON STREET ASSOCI
03095427518	7518	Five Point Plaza	4/2/2007	1/31/2018	Active	SHER FIVE POINTS LLC

			Lease Begin	Lease End
Cost Center	Store #	Property Name	Date	Date	Status	Landlord Name
03095427520	7520	Coconut Point	3/19/2007	1/31/2017	Active	COCONUT POINT TOWNE CENTER LLC
03095427524	7524	Plaza Las Americas	8/1/2007	6/30/2018	Active	PLAZA LAS AMERICAS, INC
03095427525	7525	Southlake Town Square	5/10/2007	1/31/2018	Active	INLAND SOUTHWEST MANAGEMENT LL
03095427526	7526	MacArthur Ctr.	3/21/2008	1/31/2009	Month-to-Month	MACARTHUR SHOPPING CENTER
03095427527	7527	Blake Real Estate	11/28/2008	1/31/2019	Active	BLAKE REAL ESTATE INC.
03092928036	8036	Plaza Frontenac	8/26/1994	9/30/2016	Active	PLAZA FRONTENAC
03092928056	8056	Oak Court	6/30/1995	1/31/2017	Active	4668 SHOPPING CENTER ASSOC
03092928060	8060	The Falls	10/3/1996	1/31/2027	Active	FALLS SHOPPING CENTER ASSOCIAT
03092928076	8076	Mall of Louisiana	10/29/1997	1/31/2017	Active	GGP MALL OF LOUISIANA LP

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
Wachovia Bank, National Association, as the Administrative Agent
for the Secured Parties referred to in the
2005 Credit Agreement referred to below

Attn:
Jones Apparel Group USA, Inc.
Ladies and Gentlemen:
               Reference is made to (i) the Amended and Restated Credit Agreement dated as of May 16, 2005, amended and restated as of January 5, 2009 (as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “2005 Credit Agreement”), among Jones Apparel Group USA, Inc. (formerly known as Kasper, Ltd.), a Delaware corporation, as the Borrower, the Additional Obligors, the Lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the Lenders, and (ii) the Security Agreement dated as of January 5, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties.      Terms defined in the 2005 Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the 2005 Credit Agreement or the Security Agreement.
               SECTION 1.      Grant of Security.      [Subject to the proviso to this Section 1,]1 the undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the following, in each case whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (collectively, the undersigned’s “Collateral”):      all Inventory, Receivables, Related Contracts, all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of the undersigned pertaining to any of the undersigned’s Collateral, and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the undersigned’s Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in

[1]	Proviso applicable only to Credit Parties or Restricted Subsidiaries of a Credit Party.
Exhibit A to the
Jones Apparel
Security Agreement

this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral[, provided, that, notwithstanding any of the foregoing to the contrary, the Collateral shall not include any property which, pursuant to the Indenture, will require the undersigned to grant Liens in favor of the Trustee to equally and ratably secure any of the notes issued pursuant to the Indenture].
               SECTION 2.      Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures, as to the undersigned, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the undersigned to any Secured Party under the Loan Documents and the Additional Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Credit Party.
               SECTION 3.      Representations and Warranties. (a) The undersigned’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule I hereto. The undersigned has no trade names other than as listed on Schedule II hereto. Within the five years preceding the date hereof, the undersigned has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as set forth in Schedule III hereto.
               (b) All of the Inventory of the undersigned is located at the places specified therefor in Schedule IV hereto. Within the five years preceding the date hereof, the undersigned has not changed the location of its Inventory except as set forth in Schedule III hereto.
               (c) The undersigned hereby makes each other representation and warranty set forth in Section 4 of the Security Agreement with respect to itself and the Collateral granted by it.
               SECTION 4.      Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.
               SECTION 5.      Governing Law. (a) This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
Exhibit A to the
Jones Apparel
Security Agreement

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               (b) The undersigned hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The undersigned hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any other party in connection with the Security Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 16 of the Security Agreement.  Nothing in this Section 5 shall affect the right of the undersigned to serve legal process in any other manner permitted by Applicable Law or affect the right of the undersigned hereto to bring any action or proceeding against any other party to the Security or its properties in the courts of any other jurisdictions.
               (c) THE UNDERSIGNED HEREBY ACKNOWLEDGES IT IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY JUDICIAL PROCEEDING, ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

Very truly yours,
[NAME OF ADDITIONAL GRANTOR]
By
Title:

Address for notices:

Exhibit A to the
Jones Apparel
Security Agreement

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